                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                           MEDIA ARTS GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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
                               PRELIMINARY COPIES

               NOTICE OF 1998 ANNUAL MEETING AND PROXY STATEMENT

                                AUGUST 21, 1998

                            ------------------------

To the Stockholders of

  MEDIA ARTS GROUP, INC.:

    You are cordially invited to attend the Annual Meeting of Stockholders of Media Arts Group, Inc. to be held on September 17, 1998 at 9:00 a.m. at the Company's corporate offices at 521 Charcot Avenue, San Jose, California 95131.

    The attached Notice of Annual Meeting and Proxy Statement set forth the details of business to be conducted at the Annual Meeting.

    We hope you will attend the Annual Meeting in person. However, whether or not you plan to attend, please complete, sign, date and return the enclosed proxy card promptly in the accompanying reply envelope to ensure that your shares will be represented and voted at the Meeting.

                                          Sincerely yours,

                                          Raymond A. Peterson
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                             MEDIA ARTS GROUP, INC.

                               521 CHARCOT AVENUE
                               SAN JOSE, CA 95131

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 17, 1998

                            ------------------------

    The Annual Meeting of Stockholders of Media Arts Group, Inc. (the "Company") will be held at the Company's corporate offices at 521 Charcot Avenue, San Jose, California on Wednesday, September 17, 1998 at 9:00 a.m. for the following purposes:

    1. To elect six (6) directors to the Board of Directors to serve for a period of one (1) year or until their respective successors are elected and qualified;

    2.  To approve the adoption of the Company's 1998 Stock Incentive Plan;

    3. To approve the grant of an option to purchase 600,000 shares of Common Stock to Thomas Kinkade;

    4. To approve the adoption of the Company's Employee Qualified Stock Purchase Plan;

    5. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 80,000,000;

    6. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending March 31, 1999; and

    7. To transact such other business as may properly come before the Annual Meeting or adjournments or postponements thereof.

    Only stockholders of record as of the close of business on July 23, 1998 will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

    Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card in the envelope provided. By promptly returning your proxy card, you will ensure that your shares are represented and voted at the Annual Meeting.

                                      BY THE ORDER OF THE BOARD OF DIRECTORS

                                      James F. Landrum, Jr.
                                      SECRETARY

San Jose, California
August 21, 1998

                             MEDIA ARTS GROUP, INC.
                              1521 CHARCOT AVENUE
                               SAN JOSE, CA 95131

                                PROXY STATEMENT

    This Proxy Statement, together with the Notice of Annual Meeting of Stockholders and proxy card enclosed herewith, are being furnished in connection with the solicitation of proxies by the Board of Directors of Media Arts Group, Inc., a Delaware corporation ("MAGI" or the "Company"), for use at the Annual Meeting of Stockholders of MAGI to be held on Wednesday, September 17, 1998 at 9:00 a.m. at the Company's corporate offices at 521 Charcot Avenue, San Jose, California 95131 and at any adjournments or postponements thereof. These proxy materials were first mailed to stockholders on or about August 21, 1998.

                            ------------------------

                               PURPOSE OF MEETING

    The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in subsequent sections of this Proxy Statement. The Board of Directors knows of no other business which will come before the Annual Meeting.

                        VOTING RIGHTS AND SOLICITATIONS

    MAGI has one class of stock entitled to vote at the Annual Meeting, Common Stock, $0.01 par value (the "Common Stock"). If you were a stockholder of record of Common Stock at the close of business on July 23, 1998 (the "Record Date"), you may attend and vote at the Annual Meeting. Each holder of Common Stock on the Record Date is entitled to one vote on each matter that is properly presented at the Annual Meeting. At the close of business on the Record Date, there were 13,015,038 shares of Common Stock issued and outstanding.

                     QUORUM; ABSTENTIONS; BROKER NON-VOTES

    The presence at the meeting, in person or by a proxy relating to any matter to be acted upon at the meeting, of a majority of the outstanding shares, is necessary to constitute a quorum for the meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the meeting in person or by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and they count toward the quorum.

    Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. As used herein, "uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified the Company on a proxy form in accordance with industry practice or has otherwise advised the Company that it lacks voting authority. As used herein, "broker non-votes" means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions. Although there are no controlling precedents under Delaware law regarding the treatment of broker non-votes in certain circumstances, the Company intends to apply the principles set forth herein.

    If you are unable to attend the Annual Meeting, you may vote by proxy on any matter that may properly come before the Annual Meeting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the

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
proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal.

    All proxy cards delivered pursuant to this solicitation are revocable at any time at the option of the persons executing them by giving written notice to the Secretary of the Company at the Company's principal executive offices in San Jose, California, by delivering a duly executed proxy card bearing a later date or by voting in person at the Annual Meeting.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The Board of Directors of the Company currently has five (5) members. At the Annual Meeting, the stockholders will elect six (6) directors to serve one-year terms expiring in 1999 or until their successors are elected and qualified.

    Set forth below are the names of the nominees of the Board of Directors for election, together with certain information concerning such nominees. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the persons named in the enclosed Proxy will, in their discretion, vote the shares subject to such Proxy for another person selected by them for director. See "Board of Directors Meetings and Committees" and "Compensation of Directors" on pages 17 and 18, respectively.

                             NOMINEES FOR ELECTION

                                                   AGE OF
NAME OF NOMINEE                                    NOMINEE            POSITION WITH THE COMPANY          DIRECTOR SINCE
----------------------------------------------  -------------  ----------------------------------------  ---------------
Kenneth E. Raasch.............................           38    Chairman of the Board of Directors                1990

Thomas Kinkade................................           40    Creative Director & Member of the Board           1990
                                                                 of Directors

Norman A. Nason...............................           57    Member of the Board of Directors                  1993

Michael L. Kiley..............................           53    Vice Chairman of the Board of Directors           1997
                                                                 and Independent Consultant

Norman T. Mahoney.............................           68    Member of the Board of Directors                  1997

W. Michael West...............................           48    Board Nominee                                     1998

    KENNETH E. RAASCH co-founded the Company in 1990 and has been the Chairman of the Board of the Company since its inception in March 1990. In addition, he was President and Chief Executive Officer of the Company from March 1990 to May 1997 and Chief Executive Officer from March 1996 until October 1997. Mr. Raasch's responsibilities as Chairman include formulating and executing the Company's strategic plan, developing new strategic business relationships and representing the Company to the financial community, among other things. Prior to joining the Company, he was the President and majority shareholder of First Med Corp., Inc., a medical billing and management company, from August 1988 until January 1990 when it was sold to Medaphis Corp., a public company.

    THOMAS KINKADE co-founded the Company and has been the Creative Director and a member of the Board of Directors of the Company since its inception in March 1990. Mr. Kinkade has provided artwork to the Company for its productions since the Company's inception. In addition, Mr. Kinkade's role includes providing strategic vision for the Thomas Kinkade brand, assisting in product development and

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
communicating the Company's brand message through public appearances and books. Prior to March 1990, Mr. Kinkade was a self-employed artist.

    NORMAN A. NASON has been a director of the Company since April 1993. Mr. Nason is President of Saratoga Commercial Real Estate Brokerage Corporation and Saratoga Management Corporation, companies that he founded in 1976.

    MICHAEL L. KILEY has been a director of the Company since January 1997 and Vice Chairman of the Board since June 1997. Mr. Kiley has been an independent consultant to the Company since April 1997. In 1978, he founded Home Church and has served as Pastor since that time. Prior to founding Home Church, Mr. Kiley co-owned Business Exchange, Inc., a cooperative buying company servicing over 400 business owners.

    NORMAN T. MAHONEY has been a director of the Company since March 1997. From 1988 to 1995 he served as a consultant to Scott Fetzer Corporation, a diversified manufacturer whose product lines include Kirby brand vacuum cleaners, encyclopedias and educational materials. Mr. Mahoney was previously President and CEO of the Kirby Company, a division of Scott Fetzer Corporation.

    W. MICHAEL WEST will be a director of the Company as of September 1998, if elected at the 1998 Annual Meeting of Stockholders. From September 1997 to January 1998, he served in an advisory capacity to Lucent Technologies' Executive Vice President. From September 1986 to September 1997, he served at Octel Communications Corporation as Vice Chairman of the Board (1995-1997), President and Chief Operating Officer (1995-1997) and Executive Vice President for Worldwide Sales and Marketing (1986-1995). Prior to 1986 Mr. West's last position in the Rolm Corporation was General Manager of the National Sales Division. He currently serves as a member of the board of directors of Netcom Systems and Calvary Church, Los Gatos, Calfornia. Prior to July 1998, he also served as a director of ACS Wireless and Octel Communications Corporation.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

    If a quorum is present and voting, the six nominees for Directors receiving the highest number of votes, up to the number of directors to be elected, will be elected as directors. Abstentions and shares held by brokers that are present, but not voted because the brokers were prohibited from exercising discretionary authority, i.e., "broker non-votes," will be counted as present for purposes of determining if a quorum is present.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF MESSRS. RAASCH, KINKADE, NASON, KILEY, MAHONEY AND WEST.

                                   PROPOSAL 2
                          APPROVAL OF THE ADOPTION OF
                         THE 1998 STOCK INCENTIVE PLAN

INTRODUCTION

    On June 22, 1998, the Board of Directors adopted the MAGI 1998 Stock Incentive Plan (the "Plan"), subject to the approval of the Company's stockholders at the 1998 Annual Meeting of Stockholders. The Plan provides for awards in the form of options (which may constitute incentive stock options or non-statutory stock options), stock units and stock appreciation rights ("SARs"), or any combination thereof.

    The Board believes that the Plan will enable the Company to continue to attract and retain highly qualified individuals capable of implementing the Company's long-term strategic goals and objectives. The Board further believes that the Plan will provide the Company with the means to motivate high levels of performance by key employees and directors in order to increase stockholder value.

    The Plan is intended to replace the Employee Stock Option Plan and the Stock Option Plan for Directors (the "Prior Plans") under which approximately 32,281 shares of Common Stock currently remain available for grant. The Board believes that the number of shares available under the Prior Plans is inadequate to meet the Company's ongoing requirements.

    The Compensation Committee expects to use option awards under the Plan as its primary method of providing stock-based incentive compensation to key employees over the next few years. The value of stock options granted under the Plan is dependent on increases in the Company's stock price. As a result, the Board believes that the Plan directly ties management's interests to those of stockholders and that approval of the Plan is in the stockholders' best interests. As of July 27, 1998, the closing price of a share of the Company's Common Stock as reported on the Nasdaq National Market was $17.69.

PURPOSE

    The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging key employees and directors to focus on critical long-range objectives, (b) encouraging the attraction and retention of key employees and directors with exceptional qualifications, including key executives and directors that may join the Company in the future and (c) linking key employees and directors directly to stockholder interests through increased stock ownership.

ADMINISTRATION

    The Plan will be administered by the Compensation Committee (the "Committee"), which consists of at least three (3) directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended and an "outside director" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "IRC"). The Committee selects the key employees of the Company or any subsidiary who will receive awards, determines the size of any award and establishes any vesting or other conditions.

ELIGIBILITY

    Key employees of the Company (including, without limitation, independent contractors) are eligible to receive awards under the Plan. Directors who are not employees of the Company or any of its subsidiaries ("Outside Directors") are eligible to receive automatic grants under the Plan. The Committee may also choose to implement a program whereby Outside Directors may elect to receive awards under the Plan in lieu of meeting fees. As of the Record Date, none of the executive officers or directors were participants in the Plan. It is not possible to determine how many eligible employees will participate in the Plan in the future.

OPTIONS AND STOCK APPRECIATION RIGHTS

    Options may include incentive stock options ("ISOs") intended to qualify for special tax treatment under Section 422 of the IRC, as well as nonstatutory stock options ("NSOs"). The exercise price of ISOs must be equal to or greater than 100% of the fair market value of the Common Stock on the date of grant. The exercise price of NSOs must be equal to or greater than 85% of the fair market value of the Common Stock on the date of grant. On the Record Date, the Company's Common Stock closed at $19.00 per share. The term of an ISO cannot exceed ten (10) years, and all options and SARs are nontransferable prior to the optionee's death. The exercise price of an option may be paid in any lawful form permitted by the Committee, including cash or the surrender of shares of Common Stock already owned by the optionee.

    An SAR permits the participant to elect to receive any appreciation in the value of the optioned stock directly from the Company, either in shares of Common Stock or in cash or a combination of the two, in lieu of exercising the option, with the Committee having the discretion to determine the form in which such payment will be made. The amount payable on exercise of an SAR is measured by the difference between the market value of the optioned stock at exercise and the exercise price. SARs may be granted in combination with options or on a stand-alone basis.

    Upon exercise of an SAR, the corresponding portion of the related option must be surrendered and cannot thereafter be exercised. Conversely, upon exercise of an option to which an SAR is attached, the SAR may no longer be exercised to the extent that the corresponding option has been exercised. The Committee has no present intention to issue SARs under the Plan except under the Outside Director automatic grant provisions as described below.

STOCK UNITS

    Stock unit awards consist of grants of stock units for no consideration, subject to such terms, conditions and restrictions as the Committee may determine. A stock unit is an unfunded bookkeeping entry representing the equivalent of one share of Common Stock, and it is nontransferable prior to the holder's death. A holder of stock units has no voting rights or other privileges as a stockholder but may be entitled to receive dividend equivalents.

    Stock units, when vested, may be settled by distributing shares of Common Stock or by a cash payment corresponding to the fair market value of an equivalent number of shares of Common Stock, or a combination of both. Vested stock units will be settled at the time determined by the Committee. With the Committee's consent, the recipient of stock units may pay all projected withholding taxes relating to the award with Common Stock rather than cash.

VESTING CONDITIONS

    The Committee determines the number of options, SARs and stock units to be included in the award as well as the vesting and other conditions. The vesting conditions may be based on the employee's service, his or her individual performance, the Company's performance or other appropriate criteria. In general, the vesting conditions will be based on the employee's service after the date of grant. Vesting may be accelerated in the event of the employee's death, disability or retirement or in the event of a change of control.

    The events which constitute a change of control for purposes of the Plan are
(i) when a person or entity becomes the beneficial owner of 15% or more of the voting power of Media Arts Group, Inc.'s shares, (excluding current 15% stockholders) or (ii) during any two consecutive years, members of the Board of Directors at the beginning of such period cease to constitute a majority thereof, unless the election or nomination of each director is approved by the vote of at least two-thirds of the directors still in office who were directors at the beginning of such period, or (iii) the occurrence of any other change of control reportable under the Exchange Act, or (iv) stockholder approval of a merger or consolidation of MAGI, or (v) the adoption of a plan of complete liquidation of MAGI, or stockholder approval of the sale by MAGI of all or substantially all of its assets. The events described under subparagraphs (i),
(iii) and (iv) above will not be deemed a change of control if so determined by the Board of Directors.

AUTOMATIC GRANTS TO OUTSIDE DIRECTORS

    The Plan provides that Outside Directors will automatically receive an NSO covering 5,000 shares annually at an exercise price equal to 85% or more of the fair market value of Common Stock on the date of grant. NSOs granted to Outside Directors become immediately and fully exercisable as of their respective grant dates. The NSOs expire ten (10) years after grant, except that they expire on the first anniversary after the Outside Director's service terminates, if sooner. All NSOs granted to Outside Directors include an SAR that is exercisable for cash only during the 30-day period following a change of control with respect to the Company.

    The Plan also provides that all new Outside Directors may receive, at the discretion of the Committee, 1,000 stock units when they first become elected to the Board. These stock units will be settled by issuing an equal number of shares of Common Stock. Settlement occurs on the earliest of (i) the date one year after the date of grant, (ii) the date of a change of control with respect to the Company or (iii) the date when the Outside Director's service terminates for any reason.

LIMITATION ON PAYMENTS

    Any provision of the Plan to the contrary notwithstanding, in the event that the Company's current independent auditors (the "Auditors") determine that any payment or transfer by the Company under the Plan to or for the benefit of a participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" set forth in Section 280G of the IRC, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount (as defined below); provided that the Committee, at the time of making an Award under the Plan or at any time thereafter, may specify in writing that such Award shall not be so reduced and shall not be subject to Article 13 of the Plan. "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Section 280G of the IRC (present value shall be determined in accordance with Section 280G(d)(4) of the IRC).

    Any such reductions shall be made in accordance with the procedures set forth in Section 13.2 of the Plan. All determinations made by the Auditors under
Article 13 of the Plan shall be binding on the Company and participants in the Plan and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable.

    In connection with the calculation of the Reduced Amount under Article 13 of the Plan, Payments may be made which should not have been made (each an "Overpayment") or Payments which should have been made may not be made (each an "Underpayment"). If the Auditors determine, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or a participant in the Plan which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in
Section 7872(f)(2) of the IRC; provided, however, that no amount shall be payable by the participant to the Company if and to the extent that such Payment would not reduce the amount which is subject to taxation under Section 4999 of the IRC. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the participant, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code.

OTHER PROVISIONS

    The Committee is authorized, within the provisions of the Plan, to amend the terms of outstanding stock units, to modify or extend outstanding options or to exchange new options for outstanding options, including outstanding options with a higher exercise price than the new options. The Committee has no present intention to modify the terms of any outstanding stock-based incentive awards.

NUMBER OF AVAILABLE SHARES

    The total number of shares available for grant under the Plan is 500,000, plus the number of shares then remaining for grant under the Prior Plans at the time of the adoption of this Plan by the stockholders. In addition, if awards under the Prior Plans are forfeited or terminated before being exercised or vested, the corresponding common shares become available for awards under the Plan. The total number of shares available for grant under the Plan shall be subject to adjustment in the event of stock splits, stock dividends and other similar recapitalization transactions. If any options, SAR's, stock units are forfeited, or if options terminate for any other reason prior to exercise, then the underlying shares again become available for awards.

NEW PLAN BENEFITS

    As of July 30, 1998, no awards have been made to the Company's executive officers under the Plan. Therefore, the aggregate benefits and amounts that will be received by each of the Named Officers, the executive officers as a group and all other employees under the Plan are not determinable.

    The Committee has full discretion to determine the number of options, SARs and stock units to be granted to employees under the Plan; provided, however, that no individual may receive option or SAR grants in a single calendar year covering more than 200,000 shares. Awards to Outside Directors under the Plan are fixed. See "Automatic Grants to Outside Directors" on page 7.

TERM OF THE PLAN, AMENDMENT AND TERMINATION

    The Board of Directors may at any time amend, modify or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable law. The Plan shall remain in effect until it is terminated except that no ISOs may be granted after June 21, 2008.

FEDERAL INCOME TAX CONSEQUENCES

    GENERAL FEDERAL TAX CONSEQUENCES. Under current federal laws, in general, recipients of awards and grants of NSOs, ISOs, SARs and stock units under the Plan are taxable under Section 83 of the IRC upon their receipt of Common Stock or cash with respect to such awards or grants and, subject to Section 162(m) of the IRC, the Company will be entitled to an income tax deduction with respect to the amounts taxable to such recipients. Under Sections 421 and 422 of the IRC, recipients of ISOs are generally not taxable on their receipt of Common Stock upon their exercises of ISOs if the ISOs and option stock are held for certain minimum holding periods and, in such event, the Company in not entitled to any income tax deductions with respect to such exercises. Participants in the Plan will be provided with detailed information regarding the tax consequences relating to the various types of awards and grants under the Plan.

    SECTION 162(M) LIMITATION. In general, under Section 162(m) of the IRC ("Section 162(m)"), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the IRC) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation" established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the "performance-based compensation" exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date).

    The Company has attempted to structure the Plan in such a manner that, subject to obtaining stockholder approval for the Plan, the remuneration attributable to stock options and SARs which meet the other requirements of
Section 162(m) will not be subject to the $1,000,000 limitation. The Company has not, however, requested a ruling from the IRS or an opinion of counsel regarding this issue.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

    To be approved, the MAGI 1998 Stock Incentive Plan must receive the affirmative vote of the majority of the shares present in person or by proxy at the meeting and entitled to vote. Broker non-votes are not entitled to vote on this matter, and therefore do not affect the outcome. Abstentions have the effect of negative votes.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE MEDIA ARTS GROUP, INC. 1998 STOCK INCENTIVE PLAN.

                                   PROPOSAL 3
                 APPROVAL OF THE GRANT OF AN OPTION TO PURCHASE
                600,000 SHARES OF COMMON STOCK TO THOMAS KINKADE

INTRODUCTION

    On December 9, 1997, the Board of Directors ratified the License Agreement entered into by the Company with Thomas Kinkade dated as of December 3, 1997, wherein the Company granted to Mr. Kinkade a fifteen-year non-statutory option to purchase 600,000 shares of Common Stock, subject to the approval of the Company's stockholders. See "Certain Relationships and Related Transactions" on page 27. Pursuant to the License Agreement, a stock option agreement was also entered into between the Company and Thomas Kinkade as of December 3, 1997 (the "Option Agreement"). As of July 27, 1998 the closing price of a share of the Company's Common Stock as reported on the Nasdaq National Market was $17.69.

PURPOSE

    The purpose of the grant is to provide Mr. Kinkade with greater incentive to serve and promote the interests of the Company and its stockholders.

SECURITIES SUBJECT TO THE STOCK OPTION AGREEMENT

    A maximum of 600,000 shares of the Company's Common Stock may be issued upon exercise of the options underlying the Option Agreement. All options underlying the Option Agreement are nonqualified stock options (as defined in the IRC).

    The Option Agreement provides for appropriate adjustments in the number and kind of shares subject thereto in the event of a stock split, stock dividend or certain other similar changes in the Company's Common Stock and in the event of a merger, consolidation or certain other types of reorganization.

EXERCISE OF OPTIONS

    All of the options underlying the Option Agreement became fully exercisable upon grant on December 3, 1997 and expires on the fifteenth year anniversary thereof. The exercise price for each share under such options is $12.375 per share, the closing price of the Company's Common Stock on the date of grant. Mr. Kinkade may exercise the option, or any portion thereof, by giving written notice to the Company at its principal executive office, to the attention of the Secretary of the Company, accompanied by a copy of the Stock Purchase Agreement attached to the Option Agreement executed by Mr. Kinkade (or at the option of the Company such other form of stock purchase agreement as shall then be acceptable to the Company), payment of the exercise price and payment of any applicable withholding taxes. The date the Company receives written notice of an exercise accompanied by payment will be considered as the date the option was exercised. Promptly after receipt of written notice of exercise of the option, the Company will, without stock issue or transfer taxes to Mr. Kinkade, deliver to him or such other person as he directs, a certificate or certificates for the requisite number of shares. Mr. Kinkade will not have any privileges as a stockholder with respect to any shares covered by the Option Agreement until the date of issuance of a stock certificate.

    In the event Mr. Kinkade ceases to be an employee of the Company or any of its subsidiaries for any reason other than death or permanent disability, the options may be exercised at any time within twelve (12) months after the date of termination (but in no event after the expiration date of the option), but not thereafter. If Mr. Kinkade's termination is due to death or permanent disability, or if he dies or becomes disabled within the period that the option remains exercisable after termination, the option may be exercised by Mr. Kinkade in the case of disability, by his personal representative or by the person to whom the option is transferred by will or the laws of descent and distribution, at any time within two years after the death or two years after the disability of Mr. Kinkade (but in no event after the expiration of the option).

PAYMENT FOR SHARES

    Payment in full must be made for all option shares purchased at the time written notice of exercise of the option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. At the time of exercise of the option (or at such later time(s) as the Company may prescribe), Mr. Kinkade must remit to the Company all United States federal and state withholding taxes determined by the Company to be applicable.

TRANSFER RESTRICTIONS

    The option is not assignable or transferable by Mr. Kinkade except by will or by the laws of descent and distribution. During Mr. Kinkade's lifetime, the option is exercisable only by him. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of the option in a manner not permitted by the Option Agreement, and any levy of execution, attachment or similar process on the option, will be null and void.

    Regardless of whether the sale of the exercised shares has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of exercised shares if, in the judgment of the Company and the Company's counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law.

FEDERAL INCOME TAX CONSEQUENCES

    The following discussion is a general summary of some of the possible material federal income tax consequences to Mr. Kinkade and the Company. The discussion is based on the IRC, regulations thereunder, rulings and decisions now in effect, all of which are subject to change.

    Holders of non-qualified stock options generally do not recognize income as a result of the grant of such options, but recognize compensation taxable at ordinary income rates upon the exercise of such options to the extent that the fair market value of the shares of Common Stock on the date of the exercise of such options exceeds the option exercise price paid. Subject to Section 162(m) of the Code, the Company will be entitled to a tax deduction in an amount equal to the amount that Mr. Kinkade is required to include in ordinary income at the time of such inclusion, and will be required to withhold taxes on such ordinary income. Mr. Kinkade's initial tax basis for shares of Common Stock acquired upon the exercise of a nonqualified stock option will be the option exercise price paid plus the amount of ordinary income recognized by him.

    At the Annual Meeting, the stockholders are being requested to ratify and approve this grant to Mr. Kinkade. The Board of Directors believes that it is in the Company's best interests to award this grant as an ongoing incentive to Mr. Kinkade, one of the Company's key employees.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

    To be approved, the grant to Mr. Kinkade of an option to purchase 600,000 shares of Common Stock must receive the affirmative vote of the majority of the shares present in person or by proxy at the meeting and entitled to vote. Broker non-votes are not entitled to vote on this matter, and therefore do not affect the outcome. Abstentions have the effect of negative votes.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE GRANT OF AN OPTION TO PURCHASE 600,000 SHARES OF COMMON STOCK TO THOMAS KINKADE.

                                   PROPOSAL 4
               ADOPTION OF EMPLOYEE QUALIFIED STOCK PURCHASE PLAN
                           ("EMPLOYEE PURCHASE PLAN")

    On May 28, 1998, the Board of Directors unanimously adopted, subject to stockholder approval, the Company's Employee Qualified Stock Purchase Plan ("Employee Purchase Plan"). The stockholders are asked to approve the adoption of the Employee Purchase Plan. In general, the Employee Purchase Plan authorizes the Company to sell shares of its Common Stock to employees of the Company and its subsidiaries at a purchase price of 85% of the fair market value of such shares.

    The Board of Directors believes that it is in the best interests of the Company and its stockholders to approve the Employee Purchase Plan because the ability to sell shares of the Company's Common Stock to employees at a discount from the then current market price and without commissions and other charges will assist the Company in attracting and retaining experienced and capable persons who can make significant contributions to the further growth and success of the Company. Moreover, the Board of Directors believes that offering the employees of the Company and its subsidiaries the opportunity to become owners of capital stock of the Company will help to further identify their interests with those of the Company's stockholders generally.

    The following is a description of the material provisions of the Employee Purchase Plan. The summary which follows is not intended to be complete and reference should be made to the Employee Purchase Plan for a complete statement of its terms and provisions. As of July 27, 1998, the closing price of a share of the Company's Common Stock as reported on the Nasdaq National Market was $17.69.

GENERAL

    The Employee Purchase Plan authorizes the granting of options to employees in six-month offering periods pursuant to a plan intended to qualify as an "employee stock purchase plan" under Section 423 of the IRC. The Employee Purchase Plan is not subject to the provisions of ERISA, and is not a qualified plan under Section 401(a) of the IRC. Proceeds received by the Company from the sale of Common Stock pursuant to the exercise of options under the Employee Purchase Plan will be used for general corporate purposes.

SECURITIES SUBJECT TO THE EMPLOYEE PURCHASE PLAN

    The Employee Purchase Plan provides for an aggregate number of 125,000 shares of the Company's Common Stock which may be issued thereunder. The Employee Purchase Plan provides for appropriate adjustments in the number and kind of shares subject to the plan and to outstanding options in the event of a stock split, stock dividend or certain other similar changes in the Company's Common Stock and in the event of a merger, consolidation or certain other types of recapitalizations of the Company.

ADMINISTRATION OF THE EMPLOYEE PURCHASE PLAN

    The Employee Purchase Plan is administered by the Company, acting through its chief executive officer, or his or her delegate, who receives no compensation for serving as administrator of the Employee Purchase Plan. All costs of administering the Employee Purchase Plan and of granting and exercising options under the Employee Purchase Plan are paid by the Company. The Employee Purchase Plan provides for the indemnification of the administrator for liability, loss, costs, damages, attorneys' fees and other expenses the administrator may sustain or incur in connection with the administration of the Employee Purchase Plan.

ELIGIBILITY TO PARTICIPATE

    Each employee of the Company who has been employed by the Company for at least one year, who is customarily employed by the Company for more than 20 hours per week and who is customarily employed by the Company for more than five months per calendar year, is eligible to participate in the Employee Purchase Plan. The Company presently has approximately 212 employees who are eligible to participate under the Employee Purchase Plan. Directors who are not employees of the Company are not eligible to participate in the Employee Purchase Plan.

    No options may be granted under the Employee Purchase Plan to an employee who immediately after the granting of the option would own stock (including stock which the individual may purchase under outstanding options) possessing more than 5% of the total voting power or value of all classes of stock of the Company, or any parent or subsidiary corporation. In addition, no employee may be granted an option which would permit his rights to purchase stock under all IRC Section 423 employee stock purchase plans of the Company, or any parent or subsidiary corporation to accrue at a rate which exceeds $25,000 of the fair market value of such stock (as of the time the option is granted) for each calendar year in which such option is outstanding.

GRANT AND AUTOMATIC EXERCISE OF OPTIONS

    Subject to limitations contained in the Employee Purchase Plan, participating employees are granted non-transferable six month options on a date determined by the Company (each such six month period is referred to herein as an "Offering Period"). The cash compensation payable by the Company to a participating employee is reduced through payroll deductions expressed as a whole percentage of such employee's base pay (as defined in the Employee Purchase Plan), not to exceed 10% of base pay, as elected by the employee. Such payroll deductions are contributed to the Company upon the exercise of an employee's option to purchase shares of the Company's Common Stock under the Employee Purchase Plan. Under no circumstances shall an employee receive any interest on payroll deductions credited to his or her account under the Employee Purchase Plan.

    Options granted under the Employee Purchase Plan entitle a participating employee to purchase the number of whole shares of the Company's Common Stock determined by dividing his or her total payroll contributions for the Offering Period by the purchase price for such shares. The employee is deemed to have automatically exercised his or her option on the last day of each Offering Period, unless the employee notifies the Company in writing, at least two weeks prior to the last day of such Offering Period, that the option shall not be exercised. In that event, the Company shall return the amount of payroll contributions credited to such employee's account under the Employee Purchase Plan to the employee and cancel the option. Each option expires on the last day of each Offering Period immediately after the automatic exercise of the option as described herein.

    No fractional shares of stock shall be purchased upon exercise of options and any funds credited to an employee's account remaining after purchases of whole shares of stock upon exercise of an option shall remain credited to such employee's account and carried forward for purchase of whole shares of stock pursuant to the option, if any, granted to such employee for the next following Offering Period.

ELECTION TO PARTICIPATE

    Each eligible employee participates in the Employee Purchase Plan by means of payroll deductions. An eligible employee participates in the Employee Purchase Plan by submitting a completed and executed

Authorization Card to the Company during the two week period commencing one month prior to the first day of the Offering Period and ending two weeks prior to the first day of the Offering Period.

PURCHASE PRICE

    The purchase price for the shares issuable upon automatic exercise of the options on the last day of the Offering Period equals the lesser of 85% of the fair market value of such shares on the date of grant (the first day of the Offering Period), or 85% of the fair market value of such shares on the day of exercise (the last day of the Offering Period). For purposes of the Employee Purchase Plan, the fair market value of the shares of Common Stock on any date is considered to be: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on the day previous to the date on which such options are granted, or if such date is not a trading day, on the trading day immediately preceding such date; or (ii) if such stock is not traded on an exchange system (a) the mean between the high and low prices for the stock on the day previous to the date on which such options are granted, or if such date is not a trading day, on the trading day immediately preceding such date, as reported by the Nasdaq or such successor quotation system (if the stock is then listed as a National Market Issue under the NASD National Market System), or (b) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day previous to the date on which such options are granted, or if such date is not a trading day, on the trading day immediately preceding such date, as reported by Nasdaq or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for the stock on the date on which such options are granted, or if such date is not a trading day, on the trading day immediately preceding such date, as determined in good faith by the Board; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

CESSATION OF PARTICIPATION

    An employee shall cease to participate in the Employee Purchase Plan when the employee (i) gives written instructions to the Committee to terminate such employee's participation in the Employee Purchase Plan, (ii) resigns or is discharged from employment by the Company, or has a leave of absence, or (iii) dies. However, during certain leaves of absence an employee may continue to participate in the Employee Purchase Plan. As soon as practicable after cessation of participation, all funds credited to such employee's account under the Employee Purchase Plan will be returned to such employee, without payment of any interest thereon.

    An employee shall not be eligible to participate in the Employee Purchase Plan during the Offering Period which immediately follows the Offering Period during which such employee voluntarily terminated participation in the Employee Purchase Plan.

ADJUSTMENTS TO STOCK

    The administrator shall make appropriate adjustments to the aggregate number of shares of Common Stock subject to the Employee Purchase Plan, the number of shares of Common Stock subject to outstanding options and the price per share thereof if there is any merger, consolidation, reorganization, recapitalization, stock dividend (in excess of 2%), stock split or other change in the corporate structure of the Company. If, however, the Company is not the surviving corporation in any such merger or reorganization, every option under the Employee Purchase Plan shall terminate upon the consummation of such merger or reorganization, unless the surviving corporation shall issue a new option therefor or assume the option then existing under the Employee Purchase Plan. Options terminating upon the consummation of a merger or reorganization shall be exercisable prior to such consummation.

RESTRICTIONS ON TRANSFER

    Each director, officer and person who beneficially owns 10% or more of the Company's Common Stock is required under federal securities laws to not sell the shares acquired under the Employee Purchase Plan for at least six months following the date on which such shares were acquired (I.E.,the last day of the Offering Period).

AMENDMENT AND TERMINATION OF PLAN

    The Board of Directors may amend the Employee Purchase Plan from time to time as the Board of Directors may deem advisable. Subject to the foregoing, the Board of Directors may not, without prior shareholder approval, amend the Employee Purchase Plan so as to increase the maximum number of shares of Common Stock subject to the Employee Purchase Plan, change the designation or class of employees eligible to receive options under the Employee Purchase Plan or amend the Employee Purchase Plan in any manner which would cause the Employee Purchase Plan to cease to be an employee stock purchase plan under Section 423 of the IRC.

    Although the Company expects to continue the Employee Purchase Plan until all shares of the Company's Common Stock reserved for issuance under the Employee Purchase Plan have been so issued, the Company's Board of Directors may terminate the Employee Purchase Plan at any time with respect to any shares not then subject to an option under the Employee Purchase Plan.

FEDERAL INCOME TAX CONSEQUENCES

    The income tax consequences of the Employee Purchase Plan under current federal law are summarized below. The discussion is intended to provide only general information. Foreign, state and local income tax consequences are not discussed. The Employee Purchase Plan is intended to qualify as an "employee stock purchase plan," as defined in Section 423 of the IRC.

    If an option is granted to an employee under the Employee Purchase Plan, no taxable income will result to such employee on the date the option is granted or on the date the option is exercised. If the employee does not dispose of the shares of Common Stock purchased upon exercise of the option within two years after the date on which the option was granted or within one year after the transfer of the shares of such Common Stock to the employee (the "Holding Period"), or the employee dies while owning the shares, the employee will be taxed in the year in which the shares are disposed of, or the year closing with the employee's death, as follows:

        (a) The employee will be subject to ordinary income tax on an amount equal to the lesser of (i) the excess, if any, of the fair market value of the shares on the date on which they were disposed of over the amount paid for the shares, or (ii) the excess, if any, of the fair market value of the shares on the date the option was granted over the option price; and

        (b) Any further gain realized by the employee on the disposition of the shares (after increasing the basis of these shares by the amount of ordinary income realized as described in (a) above) will be taxed as capital gain.

    If the employee disposes of the shares of Common Stock purchased upon exercise of the option before the expiration of the Holding Period, the employee will realize ordinary income, reportable for the year of the disposition of such shares, to the extent of the excess of the fair market value of such shares on the date on which the option was exercised, over the option price for such shares. Any additional gain realized will be taxable as capital gain. If the Common Stock is disposed of before the expiration of the Holding Period and the amount realized is less than the fair market value of the Common Stock at the time of exercise, the employee will realize (i) ordinary income to the extent of the excess of the fair market value of such Common Stock on the date on which the option was exercised, over the option price for such Common Stock and (ii) capital loss to the extent the fair market value of such Common Stock on the exercise date exceeds the amount realized on the sale. If the employee realizes ordinary income as a result of a disposition before the expiration of the Holding Period, the amount of such ordinary income would be deductible by the Company for federal income tax purposes provided such amount constitutes an ordinary and necessary business expense.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

    To be approved, the Employee Purchase Plan must receive the affirmative vote of the majority of the shares present in person or by proxy at the meeting and entitled to vote. Broker non-votes are not entitled to vote on this matter, and therefore do not affect the outcome. Abstentions have the effect of negative votes.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE EMPLOYEE QUALIFIED STOCK PURCHASE PLAN.

                                   PROPOSAL 5
             APPROVAL OF AN AMENDMENT TO THE COMPANY'S AMENDED AND
        RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK

    On June 22, 1998, the Board of Directors approved an amendment to Article Fourth of the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 80,000,000. The Board of Directors recommends that the Company's stockholders approve this amendment. The full text of Article Fourth, as such Article is proposed to be amended pursuant to this proposal, is set forth in Appendix D hereto.

    The Board of Directors believes that it is in the Company's best interests to increase the number of authorized shares of Common Stock in order to have additional authorized shares available for issuance to meet strategic requirements as they arise. The Board believes that the availability of such shares will provide the Company with the flexibility to issue Common Stock for various strategic purposes which may be identified in the future, such as stock dividends, stock splits, financings or acquisitions. The Board also believes that the availability of such additional shares will help the Company attract and retain talented employees through the grant of stock options and other stock-based incentives.

    Of the 20,000,000 shares of Common Stock currently authorized for issuance, approximately 4,183,890 shares are unissued and unreserved for issuance. These shares, together with the additional 60,000,000 shares, if the proposed increase is approved by the stockholders, will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable without further action by the Company's stockholders, except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which the Common Stock may be listed or traded. The Company has no agreements, understandings or plans at the present time for the issuance or use of the additional shares of Common Stock proposed to be authorized. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. The Board of Directors does not intend to issue any Common Stock except on terms which the Board deems to be in the best interests of the Company and its then-existing stockholders.

    The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and on a stockholder's percentage voting power. The availability of increased authorized Common Stock for issuance in the future could render more difficult or discourage an unsolicited tender offer, proxy contest or other attempt to obtain control of the Company. Neither the management of the Company nor the Board of Directors is aware of any existing or planned effort on the part of any party to accumulate material amounts of Common Stock or to acquire control of the Company.

    If approved by the stockholders, the proposed amendment to Article Fourth will become effective upon the filing of a Certificate of Amendment with the Secretary of State of Delaware amending the Company's Amended and Restated Certificate of Incorporation, which will occur as soon as reasonably practicable.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

    To be adopted, the proposed amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 80,000,000 must receive the affirmative vote of the majority of the shares entitled to vote. For purposes of this matter, abstentions broker non-votes have the effect of negative votes.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND ARTICLE FOURTH OF THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AS SET FORTH IN APPENDIX D.

                                   PROPOSAL 6
                           RATIFICATION OF SELECTION
                       OF INDEPENDENT PUBLIC ACCOUNTANTS

    The firm of PricewaterhouseCoopers LLP (formerly known as Price Waterhouse
LLP) served as independent public accountants for the Company for the fiscal year ended March 31, 1998. The Audit Committee has selected that firm to continue in this capacity to audit the accounts and records of the Company for the fiscal year ending March 31, 1999, and to perform other appropriate services. Ratification by the stockholders will be sought at the Annual Meeting for the selection of PricewaterhouseCoopers LLP as independent public accountants for the Company for fiscal 1999. PricewaterhouseCoopers LLP has audited the Company's financial statements since 1991. In the event that the stockholders do not ratify the selection of PricewaterhouseCoopers LLP, the Audit Committee will reconsider its selection.

    The Company expects that one or more representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

    To be approved, this matter must receive the affirmative vote of the majority of the shares present in person or by proxy at the meeting and entitled to vote. Uninstructed shares are entitled to vote on this matter. Therefore, abstentions and broker non-votes have the effect of negative votes.

    THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF
PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

    The Board of Directors of the Company held a total of fourteen (14) meetings during the fiscal year ended March 31, 1998. The Board has two standing committees, an Audit Committee and a Compensation Committee. The Company does not have a Nominating Committee or a committee that performs equivalent functions of a Nominating Committee. From time to time the Board of Directors may establish other committees to facilitate its business objectives. During fiscal 1998, the Audit Committee met twice and the Compensation Committee met four (4) times. Each director attended more than 92.9% of the total number of meetings held during fiscal 1998 of the Board of Directors and the committees on which such director served.

    The Audit Committee's function is to review, with the Company's independent public accountants, management and the Board of Directors, the Company's financial reporting processes and internal financial controls. The Audit Committee reviews the results of the examination of the Company's financial statements by the independent public accounts and the independent public accountants' opinion. The Audit Committee also approves all professional services performed by the independent public accountants, recommends the retention of the independent public accountants to the Board of Directors, subject to ratification by the stockholders, and periodically reviews the Company's accounting policies and internal accounting and financial controls. The Audit Committee consists of Messrs. Mahoney and Nason.

    The functions of the Compensation Committee include establishment of compensation plans for MAGI's executive officers and administration of certain of MAGI's employee benefit and compensation programs. The Compensation Committee consists of Messrs. Kiley, Nason and Mahoney.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During fiscal 1998, no executive officer of the Company served on the board of directors or compensation committee of another company that had an executive officer serve on the Company's Board of Directors or its Compensation Committee.

COMPENSATION OF DIRECTORS

    Board members other than the Company's Outside Directors receive no compensation for attending Board meetings, except for reimbursement of certain expenses in connection with attendance at Board meetings and Committee meetings. The Company's Outside Directors receive $2,000 per meeting as compensation for their services as directors. One of the Company's Outside Directors has a consulting agreement with the Company. See "Certain Relationships and Related Transactions" on page 27.

    In addition to cash compensation, the Company's nonemployee directors were entitled to participate in the Company's Stock Option Plan for Directors. The Board of Directors and the stockholders of the Company approved the Stock Option Plan for Directors on February 15, 1994 and reserved 50,000 shares of Common Stock for issuance thereunder. On the approval date of the Stock Option Plan for Directors, the Company's then current nonemployee directors received an initial grant of an option to purchase 7,909 shares of Common Stock at an exercise price of $7.11 per share. After the approval date of the Stock Option Plan for Directors, any new non-employee director was entitled to receive on the first business day following such director's appointment an initial grant of an option to purchase 5,000 shares of Common Stock under the Stock Option Plan for Directors. Following an initial grant, on the business day following each annual meeting of the Company's stockholders, each non-employee director who would then have served at least one year as a director of the Company was entitled to receive a grant of an option to purchase an additional 1,500 shares of Common Stock. All options granted under the Stock Option Plan for Directors are non-qualified and have an exercise price per share equal to 100% of the fair market value of the Common Stock, as of the date of grant. The options are immediately and fully exercisable as of their respective grant dates and terminate upon the earlier of (i) the tenth anniversary of the grant date; (ii) the expiration of the three-month period following the termination of the participant's services as a director for any reason other than disability or death; (iii) the first anniversary of the termination of the participant's service by reason of disability; or (iv) the first anniversary of the participant's death. Directors' options expire upon a merger or consolidation of the Company with or into another corporation or acquisition by another corporation or person of all or substantially all of the Company's assets or at least 51% of the Company's then outstanding voting stock or a liquidation or dissolution of the Company. Options are not transferable except by will or descent and distribution. Assuming the 1998 Stock Incentive Plan is approved by the stockholders at the Annual Meeting, Outside Directors will receive no further grants under the Stock Option Plan for Directors. Under the 1998 Stock Incentive Plan, all Outside Directors (including new Outside Directors) will automatically receive an NSO covering 5,000 shares annually at an exercise price equal to 85% or more of the fair market value of Common Stock on the date of grant.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

    The functions of the Compensation Committee are to establish and administer compensation plans for the Company's executive officers, review executive officer compensation levels and evaluate management performance. The Committee is composed of three (3) directors. Set forth below is a report submitted by the Compensation Committee regarding the Company's compensation policies and programs for executive officers for fiscal 1998.

OVERVIEW OF COMPENSATION POLICY

    The primary objective of MAGI's management team over the past few years has been to improve the Company's profitability and increase stockholder value. During fiscal 1998, the Company achieved significant success in this regard. The operating performance of MAGI's businesses improved substantially and the Company as a whole achieved record operating earnings. In addition, during this period the Company substantially improved its competitive position and built corporate value through brand name development, increased operating efficiencies, as well as gallery expansion.

    The Committee believes that the compensation policies and programs which it has implemented have directly contributed to management's successful track record and its continuing focus on improving profitability and increasing stockholder value.

    The Committee has developed a compensation policy under which a substantial portion of the compensation of executive officers is directly linked to the financial performance of the Company and the enhancement of stockholder value. To promote this policy, the Committee implemented a compensation program for fiscal 1998 that was comprised of (i) an annual cash incentive program (the Company's discretionary "Executive Management Bonus Program"), which "pays for performance" and provided bonuses based on the realization of the Company's annual financial goals and (ii) the grant of stock options that directly tied management's interest to those of stockholders.

    The Committee believes that executive compensation should be highly leveraged toward the incentive-based programs described above. By placing much of an officer's compensation "at risk" in this manner, the Company's compensation program focuses management's efforts on improving financial performance and effectively integrates executive compensation with the Company's annual and long-term strategic objectives.

FISCAL 1998 EXECUTIVE OFFICER COMPENSATION PROGRAM

    The components of the executive compensation program are described below:

    BASE SALARY--The Committee determines the base salary component of executive compensation by reviewing executive salary levels at a broad group of companies with comparable revenues either engaged in the home dcor/accessories industry or located in the Silicon Valley, as well as evaluating the specific job functions and past performance of individual officers. The Committee believes that base salaries for executive officers are within the median range of executive salary levels at comparable companies surveyed by the Committee.

    EXECUTIVE MANAGEMENT BONUS PROGRAM--The Committee administers the discretionary Executive Management Bonus Program which is a pay-for-performance program under which cash bonus awards are paid based upon (i) achievement of the Company's earnings per share growth above a fixed threshold and (ii) a percentage of each (executive officer) participant's personal base salary, with the percentage varying based on the executive's level of responsibility and management tier classification. In addition, participants are not eligible to receive bonus pay-outs unless they are employees of the Company on the last day of the sixth (6th) month of the management bonus period.

    STOCK OPTION GRANTS--In fiscal 1998, the Committee granted an aggregate of 246,000 stock options under the Employee Stock Option Plan (one of the Prior Plans) to the Company's executive officers. The Committee determined the number of options granted to executive officers primarily by evaluating each officer's respective job responsibilities, past performance and expected future contributions. The Committee believes that these stock option grants will more closely align the long-term interests of senior management with those of stockholders and assist in the retention of key executives.

    COMPENSATION OF CHIEF EXECUTIVE OFFICER--Craig A. Fleming

    The Committee uses the same procedures described above in setting the annual salary, bonus and stock option awards for the Chief Executive Officer. The CEO's salary is determined based on comparisons with competitive companies as described above.

    Mr. Fleming earned a cash bonus of $340,111 under the Executive Management Bonus Program during fiscal 1998. Mr. Fleming's bonus was based on the Company achieving certain earnings per share targets determined at the beginning of the fiscal year and a percentage of his base salary.

    In fiscal 1998, the Committee granted an aggregate of 75,000 stock options to Mr. Fleming under the Employee Stock Option Plan which will vest over three
(3) years. The Committee determined the size of the award by evaluating Mr. Fleming's job responsibilities, past performance and expected future contributions.

    COMPENSATION OF CHAIRMAN--Kenneth E. Raasch

    The Committee uses the same procedures described above in setting the annual salary and bonus awards for the Chairman. Mr. Raasch earned a cash bonus of $1,387,375 under his employment agreement during fiscal 1998 based on the Company's growth in earnings per share in fiscal 1998. No options were awarded to Mr. Raasch in fiscal 1998. See "Employment, Severance and Change of Control Arrangements" on page 26.

    POLICY ON DEDUCTIBILITY OF COMPENSATION--Section 162(m) of the IRC provides that a company may not take a tax deduction for that portion of the annual compensation paid to a named executive officer in excess of $1 million, unless certain exemption requirements are met. The Employee Stock Option Plan was designed to meet the exemption requirements of Section 162(m) and the MAGI 1998 Stock Incentive Plan is also designed to meet the exemption requirements of
Section 162(m). The Committee has determined at this time not to seek to qualify the Company's remaining executive officer compensation programs under Section 162(m).

    CONCLUSION--All aspects of the Company's executive compensation program are subject to change at the discretion of the Committee. The Committee will monitor the Company's executive compensation program on an ongoing basis to ensure that it continues to support a performance-oriented environment and remains properly integrated with MAGI's annual and long-term strategic objectives.

                     MEMBERS OF THE COMPENSATION COMMITTEE
                           Michael L. Kiley, Chairman
                                Norman A. Nason
                               Norman T. Mahoney

                               EXECUTIVE OFFICERS

    The following table sets forth certain information concerning the Company's executive officers as of the Record Date.

NAME                                                       AGE                            POSITION
-----------------------------------------------------  -----------  -----------------------------------------------------
Raymond A. Peterson..................................          52   President and CEO of MAGI

James F. Landrum, Jr.................................          34   Snr. Vice President, General Counsel and Corporate
                                                                      Secretary of MAGI

Greg H.L. Nash.......................................          39   Snr. Vice President and Chief Financial Officer of
                                                                      MAGI

Craig A. Fleming.....................................          43   President and Chief Executive Officer of Lightpost
                                                                      Publishing, Inc.

John R. Lackner......................................          58   Snr. Vice President and Chief Operating Officer of
                                                                      Lightpost Publishing, Inc.

Daniel P. Byrne......................................          36   Snr. Vice President of Product Development and
                                                                      Marketing of Lightpost Publishing, Inc.

Brian P. Mahoney.....................................          42   Snr. Vice President of Sales of Lightpost Publishing,
                                                                      Inc.

    RAYMOND A. PETERSON has been the President and Chief Executive Officer of the Company since June 1998. He was the Senior Vice President and Chief Financial Officer of the Company from May 1993 to May 1998. He was the Chief Executive Officer of Peterson, Sense & Company, a certified public accounting firm, for the previous 15 years, during which time he provided accounting, tax and financial planning services for the Company. Prior thereto, Mr. Peterson was the Corporate Tax Manager for Raychem Corporation, a multi-national manufacturing corporation, and a Senior Tax Accountant with Peat Marwick & Mitchell (currently KPMG Peat Marwick).

    JAMES F. LANDRUM, JR. has been the General Counsel for the Company since February 1995 and was appointed Vice President and Corporate Secretary on April 30, 1997. He was appointed Senior Vice President of the Company in March 1998. He was self employed as an attorney and business consultant for two years prior to joining the Company.

    GREG H. L. NASH has been the Chief Financial Officer of the Company since June 1998. He was appointed Senior Vice President of the Company in July 1998. He held the position of Vice President and the Corporate Controller of the Company from April 1998 to May 1998. He was the Corporate Controller of the Company from May 1995 to April 1998 and he has also been Principal Accounting Officer since November 1997 and Principal Financial Officer since July 1998. From August 1988 until April 1995 he was employed by Price Waterhouse LLP (currently PricewaterhouseCoopers LLP), most recently as an Audit and Business Services Manager. Prior to August 1988 he held various management positions with companies in the investment and retail industries.

    CRAIG A. FLEMING has been the (i) President and Chief Executive Officer of Lightpost Publishing, Inc. and (ii) President of Thomas Kinkade Stores, Inc., since June 1998. He was President of the Company from May 1997 to October 1997 and the President and Chief Executive Officer from October 1997 to May 1998. He was also the Vice President of Sales for the Company from November 1996 to May 1997. Prior to joining the Company, Mr. Fleming was an independent consultant from March 1996 to October 1996, as well as the Executive Vice President of Sales for Home Cable Concepts, Inc., a direct TV satellite dish company from October 1995 to March 1996. Prior to employment with Home Cable Concepts, Mr. Fleming was the Vice President of Sales for Dorling Kindersley Family Library, a direct seller of children's books, from July 1994 through October 1995. Prior thereto, Mr. Fleming was Director of Sales for Melaleuca, Inc., a direct selling organization, from June 1992 to July 1994.

    JOHN R. LACKNER has been the Senior Vice President and Chief Operating Officer of Lightpost Publishing, Inc. since June 1998. He was the Senior Vice President and Chief Operating Officer of the Company from October 1997 to May 1998. Prior to joining the Company, Mr. Lackner was employed for over 25 years with the Kirby Company, an established manufacturer and retailer of quality vacuum cleaners. His most recent position with the Kirby Company was as Senior Vice President of Research, Product Development and Technology, which position he had held since 1990. Mr. Lackner also served as a Vice President in manufacturing and production for the Kirby Company from 1981 to 1990.

    DANIEL P. BYRNE has been the Senior Vice President of Product Development and Marketing of Lightpost Publishing, Inc. since June 1998. He was the Senior Vice President of Product Development and Marketing of the Company from June 1996 to May 1998. He was the Vice President of Marketing of the Company from March 1993 to June 1996. Prior thereto, he was a Vice President with Commemorative Press, an art retailing company co-founded by Kenneth E. Raasch and Thomas Kinkade. He was employed as Manager of Product Development and Manager of Concept Development by the Bradford Exchange, Ltd., an established manufacturer and marketer of collectible giftware, from October 1988 until February 1992. Mr. Byrne also served as the Product Manager of Precious Moments Collection, a multi-million dollar product line of Enesco Corporation, a subsidiary of Stanhome Inc., for a period of three years.

    BRIAN P. MAHONEY has been the Senior Vice President of Sales for Lightpost Publishing, Inc., since June 1998. He was Senior Vice President of the Company from April 1998 to May 1998. He was Vice President of Sales for the Company from July 1997 to April 1998. Prior to joining the Company, from August 1994 to July 1997, Mr. Mahoney was the Vice President of Sales for Natural World, a direct sales company. From July 1992 to August 1994 he was a Region Vice President for Melaleuca, Inc., a direct sales company. For the 13 years prior to that, he was an independent contractor for the Kirby Company, serving as a sales person, Assistant Divisional Supervisor and Factory Distributor.

    There are no family relationships among the officers and directors of the Company, except that Brian P. Mahoney, Senior Vice President of Sales of Lightpost Publishing, Inc., is the son of Norman T. Mahoney, a director of the Company.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

    Set forth below is information concerning the annual and long-term compensation for services rendered in all capacities to the Company for the fiscal years ended March 31, 1998, 1997 and 1996, of the persons who were, at March 31, 1998, (i) the Chief Executive Officer and (ii) the other four most highly compensated executive officers of the Company (the "Named Officers"). Effective June 1, 1998, Raymond A. Peterson replaced Craig A. Fleming as President and Chief Executive Officer of the Company and Mr. Fleming was appointed (i) President and Chief Executive Officer of Lightpost Publishing, Inc., and (ii) President of Thomas Kinkade Stores, Inc., wholly owned subsidiaries of the Company.

                                                                                                            LONG-TERM
                                                                                                       COMPENSATION AWARDS
                                                            ANNUAL COMPENSATION                 ----------------------------------
                                              ------------------------------------------------    SHARES
           NAME AND                                                            OTHER ANNUAL     UNDERLYING         ALL OTHER
      PRINCIPAL POSITION         FISCAL YEAR   SALARY($)       BONUS($)     COMPENSATION($)(1)  OPTIONS(#)    COMPENSATION($)(2)
-------------------------------  -----------  ------------  --------------  ------------------  -----------  ---------------------
Craig A. Fleming(3) ...........        1998     214,583         364,532(4)        51,189(5)          75,000           --
  President & CEO                      1997      63,077          10,025(4)        27,526(6)          25,000          -- --
                                       1996        --             --                --              --

Kenneth E. Raasch .............        1998     372,000       1,431,393(4)        26,367            --                   732
  Chairman                             1997     413,422           --              14,164            --                --
                                       1996     372,000           --               9,119            --                --

Daniel P. Byrne ...............        1998     187,648         247,754           13,601             25,000              743
  Snr. V.P of Prod.                    1997     161,572           6,798            2,244            --                --
  Dev. & Mrkt.                         1996     160,298           --               2,244            --                --

Raymond A. Peterson ...........        1998     150,000         246,442           12,563             25,000              270
  Snr. V.P & CFO                       1997     126,066           6,798            7,929             25,000           --
                                       1996     121,151          10,000            7,929              5,000           --

Thomas Kinkade ................        1998     372,300(7)        --              25,868            (8)               --
  Creative Director                    1997     372,300(7)        --               1,893            --                --
                                       1996     372,300(7)        --               1,908            --                --

------------------------

(1) Includes Profit Sharing Plan payments to Messrs. Fleming, Raasch, Byrne, Peterson and Kinkade for 1998, in the amounts of $12,559, $22,495, $11,357, $9,423 and $22,512, respectively.

(2) Represents 401(k) Plan contributions to the accounts of Messrs. Raasch, Byrne and Peterson for 1998, in the amounts of $732, $743 and $270 respectively.

(3) Mr. Fleming joined the Company in November 1996 as Vice President of Sales. He was appointed President of the Company in May 1997 and President and Chief Executive Officer in October 1997.

(4) Includes commission payments to Messrs. Fleming and Raasch for 1998, in the amounts of $24,421 and $44,018, respectively. In addition, Mr. Raasch received an incentive bonus of $1,387,375 (based upon the Company's annual growth in earnings per share) pursuant to his employment agreement. See "Employment, Severance and Change-of-Control Arrangements" on page 26.

(5) Includes the cost to the Company of certain benefits provided to Mr. Fleming during 1997, aggregating $38,630, including relocation and living allowance incurred during the year.

(6) Represents a signing bonus of $15,026 and a living allowance of $12,500 paid to Mr. Fleming.

(7) Does not include $5,047,441, $1,323,977 and $1,258,633 earned by Thomas
    Kinkade in 1998, 1997 and 1996, respectively, pursuant to certain licensing royalty and other arrangements with the Company. See "Certain Relationships and Related Transactions" on page 27.

(8) Does not include an option to purchase 600,000 shares of the Company's Common Stock granted as of December 3, 1997, subject to stockholder approval at the 1998 Annual Meeting of Stockholders. See "Certain Relationships and Related Transactions" on page 27.

                                 OPTION GRANTS

    Set forth below is information relating to grants of stock options to the Named Officers during the fiscal year ended March 31, 1998.

                                                                                                            POTENTIAL REALIZABLE
                                                                                                              VALUE AT ASSUMED
                                                                    % OF TOTAL                                ANNUAL RATES OF
                                                                      OPTIONS                                   STOCK PRICE
                                                                    GRANTED TO                                APPRECIATION FOR
                                                       OPTIONS       EMPLOYEES     EXERCISE                    OPTION TERM(3)
                                                       GRANTED       IN FISCAL       PRICE     EXPIRATION   --------------------
NAME                                                    (#)(1)         YEAR        ($/SH)(2)      DATE        5%($)     10%($)
---------------------------------------------------  ------------  -------------  -----------  -----------  ---------  ---------
Craig A. Fleming...................................     50,000            11.3         4.375    6/19/2007     137,571    348,631
                                                        25,000            5.65          5.00    9/10/2007      78,612    199,218
Kenneth E. Raasch..................................       --            --            --           --          --         --
Daniel P. Byrne....................................     25,000            5.65          5.00    9/10/2007      78,612    199,218
Raymond A. Peterson................................     25,000            5.65          5.00    9/10/2007      78,612    199,218
Thomas Kinkade.....................................           (4)       --            --           --          --         --

------------------------

(1) These options become exercisable in equal annual installments over a three-year period. In the event of a change of control, the options listed above become immediately exercisable.

(2) All options were granted at no less than fair market value on the date of grant.

(3) Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the option-holder's continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

(4) Does not include an option to purchase 600,000 shares of the Company's Common Stock granted as of December 3, 1997, subject to stockholder approval at the 1998 Annual Meeting of Stockholders. See "Certain Relationships and Related Transactions" on page 27.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

    Set forth below is information with respect to the exercise of stock options by the Named Officers during fiscal year 1998 and the number and value of unexercised options held by the Named Officers at March 31, 1998.

             AGGREGATE OPTION EXERCISES AND FISCAL YEAR-END VALUES

                                                                    NUMBER OF SECURITIES
                                                                         UNDERLYING               VALUE OF UNEXERCISED
                                                                    UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS AT
                                           SHARES                  HELD AT MARCH 31, 1998          MARCH 31, 1998(1)
                                          ACQUIRED      VALUE    --------------------------  ------------------------------
                                         ON EXERCISE  REALIZED   EXERCISABLE  UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
                 NAME                        (#)       ($)(2)     (#)(3)(4)     (#)(4)(5)        ($)(3)          ($)(5)
---------------------------------------  -----------  ---------  -----------  -------------  --------------  --------------
Craig A. Fleming.......................           0           0       8,250        91,750        145,917.75    1,433,757.25
Kenneth E. Raasch......................           0           0      15,000             0           195,150               0
Daniel P. Byrne........................      15,000     165,075      92,725        25,000      1,576,910.45         368,750
Raymond A. Peterson....................      45,000     479,375      68,725        47,000      1,192,805.45         742,880
Thomas Kinkade.........................           0           0          (6)           (6)               (6)             (6)

------------------------

(1) The value of the unexercised in-the-money options is based on the closing price of $19.75 of the Company's Common Stock, as reported on the Nasdaq National Market, on March 31, 1998 and is net of the exercise price of such options.

(2) The value realized on stock option exercises represents the difference between the grant price of the options exercised and the market price of the underlying shares of Common Stock as of the date of exercise multiplied by the number of options exercised.

(3) Represents shares which are immediately exercisable and/or vested.

(4) Company stock options vest either at the rate of one-third or one-fifth on the first anniversary of the date of grant and one-third or one-fifth per year, as applicable, thereafter. These options are exercisable only to the extent vested

(5) Represents shares which are not vested and not immediately exercisable.

(6) Does not include an option to purchase 600,000 shares of the Company's Common Stock granted as of December 3, 1997, subject to stockholder approval at the 1998 Annual Meeting of Stockholders.

            EMPLOYMENT, SEVERANCE AND CHANGE-OF-CONTROL ARRANGEMENTS

    The Company has entered into employment agreements with certain of its executive officers. In January 1994, the Company entered into a five-year Employment Agreement with Kenneth E. Raasch to serve as Chairman of the Board, President and Chief Executive Officer of the Company. This agreement, as amended in March 1997, provides for an annual base salary of $360,000. In addition, Mr. Raasch is entitled to, and has received, incentive bonuses based upon (i) annual growth in earnings per share; (ii) past enhanced performance (with penalties for poor performance); (iii) operating income generated by new business ventures; and (iv) early retirement of the Company's subordinated debt. In May 1997, he relinquished the position of President and became Chairman and Chief Executive Officer of the Company; in October 1997, Mr. Raasch also relinquished the position of Chief Executive Officer.

    In the event Mr. Raasch's employment is terminated by the Company prior to a "Change in Control" other than for cause or disability (as defined in the agreement), he is entitled to (i) receive salary, bonus and vested benefits for the remaining term of the agreement at his then current compensation; and (ii) continuation of indemnification and insurance coverage in effect at the time of the termination, until any possible law suit against him is time barred by the statute of limitation.

    Mr. Kinkade was engaged by the Company as Art Director (later changed to Creative Director) for a period of five years at an annual base salary of $60,000, (increased to $372,300) pursuant to Mr. Kinkade's January 1, 1994 employment agreement with the Company. Mr. Kinkade is also entitled to certain royalties and other payments in connection with his artwork. See "Certain Relationships and Related Transactions" on page 27.

    Mr. Peterson was engaged by the Company as Chief Financial Officer effective January 1, 1994 for a period of five years at an annual base salary of $100,000 ($150,000 effective January 1, 1997 and increased to $180,000 as of April 6,
1998) pursuant to Mr. Peterson's employment agreement with the Company. Mr. Peterson is also eligible to participate in the Company's bonus plan adopted for the benefit of senior executives. Effective June 1, 1998, Raymond A. Peterson replaced Craig A. Fleming as President and Chief Executive Officer of the Company, at an annual base salary of $230,000.

    Mr. Fleming, President and Chief Executive Officer of Lightpost Publishing, Inc. and President of Thomas Kinkade Stores, Inc., (previously President and CEO of the Company), entered into a three-year employment agreement with the Company effective as of May 8, 1997 that supersedes a prior employment agreement. The agreement provides for an annual base salary of $225,000, the opportunity to participate in any bonus plan adopted for the benefit of senior executives, a monthly living allowance through December 1997, a $10,000 art allowance, a relocation expense payment and a twelve-month living allowance in the event of relocation of Mr. Fleming's immediate family to Santa Clara County, California, in addition to other benefits. The Company also granted to Mr. Fleming pursuant to the agreement an option to purchase 50,000 shares of the Company's Common Stock at fair market value on the date of formal Board approval of such options; an option to purchase 25,000 shares of the Company's Common Stock at fair market value on July 1, 1998; and an option to purchase 25,000 shares of the Company's Common Stock at fair market value on July 1, 1999.

    Mr. Byrne was engaged by the Company as Vice President of Marketing for a period of three years (with an automatic two year renewal) effective January 1, 1994 at an annual base salary of $138,000 ($181,560 effective April 1, 1997) pursuant to Mr. Byrne's employment agreement with the Company. Mr. Byrne is also eligible to participate in the Company's bonus plan adopted for the benefit of senior executives.

    The employment agreements of Messrs. Raasch, Peterson, Kinkade, Byrne and Fleming each provide for the officer to receive all salary and bonus payments that would have been payable to him for the remaining term of the agreement after a "Change in Control" which provides "Good Reason" for the officer to terminate his employment. "Good Reason" is defined to include, among other things, the assignment to the officer of duties inconsistent with his senior executive status, a reduction in his base salary, a relocation of the officer or the Company's principal office and the termination of any compensation or other employee benefits plans in which he was eligible to participate.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    LICENSE AGREEMENT WITH THOMAS KINKADE AND STOCK OPTION GRANT. Effective December 3, 1997, the Company entered into a new license agreement (the "New License Agreement") with Thomas Kinkade, a director, employee and principal stockholder of the Company. The New License Agreement supersedes a previous license agreement under which Mr. Kinkade received a flat fee of $18,750 per painting delivered to the Company for reproduction, a royalty agreement pursuant to which the Company paid Mr. Kinkade a royalty of 5.0% of net sales of Company-owned stores using his name and certain other arrangements. Mr. Kinkade is also employed by the Company as Creative Director. Mr. Kinkade and Mr. Raasch have an understanding whereby Mr. Kinkade will through May 8, 2000 pay to Mr. Raasch 45.5% of royalty payments payable to Mr. Kinkade by the Company from the sale of studio proofs. In the past Mr. Kinkade paid Mr. Raasch 50% of the royalty payments payable to Mr. Kinkade by the Company from the sale of studio proofs. In fiscal 1998, Mr. Kinkade and Mr. Raasch shared approximately $2,523,000 in royalty payments from the sale of studio proofs.

    Under the New License Agreement Thomas Kinkade granted the Company perpetual and exclusive rights to each image produced by Mr. Kinkade under the New License Agreement, as well as to the library of over 170 existing Thomas Kinkade images, subject to certain exceptions. In particular, the Company has the exclusive right to produce, sell, distribute and promote reproductions of Mr. Kinkade's artwork in any form and the right to use the name and likeness of the artist in promoting the sale of its products and development of any brand name associated with Mr. Kinkade. The New License Agreement requires Mr. Kinkade to deliver 150 paintings to the Company during the period commencing December 3, 1997 and ending 15 years thereafter, with at least 10 paintings to be delivered during each of the first five years. Mr. Kinkade has the right to approve the Company's products based upon his artwork, as well as promotional materials, business plans and strategic relationships relating to such products or the use of his name or likeness. Mr. Kinkade retains ownership of the original paintings he produces.

    The New License Agreement permits Mr. Kinkade to reproduce up to two pieces annually to raise money for the City of Placerville, California. Mr. Kinkade also retained the right to use his name, likeness and certain artwork in association with non-profit organizations. In addition, Mr. Kinkade retained the right to use his name in connection with for-profit ventures with the Company's prior consent, provided that he first offers the opportunity to the Company. Mr. Kinkade is otherwise subject to a non-compete agreement with the Company under the New License Agreement.

    The New License Agreement is terminable by either party after failure by the other party for 90 days to cure a material breach of the agreement. In addition, Mr. Kinkade may terminate the New License Agreement in the event of the Company's insolvency or upon a change of control of the Company. A change in control is defined to occur on the date when any person or group (as defined in Rule 13(d)(3) under the Securities Exchange Act of 1934) beneficially owns (as defined in such Rule) a number of shares of Common Stock in excess of the number of shares then beneficially owned by Mr. Kinkade. The computation excludes stockholders as of December 3, 1997, to the extent of their beneficial holdings of Common Stock as of such date. The right of termination may not be invoked by Mr. Kinkade if it is triggered as a result of Mr. Kinkade's transfer of shares. After December 3, 2012, the perpetual nature of the New License Agreement may be terminated by Mr. Kinkade if the Company engages in any material business enterprises unrelated to his work or brand name to which he objects. Upon any termination of the New License Agreement by Mr. Kinkade, the Company would be prohibited from selling any products based upon Mr. Kinkade's artwork, other than the Company's then existing product inventory.

    In addition, pursuant to the New License Agreement, the Company and Thomas Kinkade entered into a stock option agreement as of December 3, 1997, wherein the Company granted to Mr. Kinkade a fifteen-year non-statutory option to purchase 600,000 shares of Common Stock at $12.375 (the closing price on the date of grant), subject to stockholders' approval at the 1998 Annual Meeting of Stockholders.

    MANAGEMENT AGREEMENT. Under the Amended and Restated Management Agreement between Thomas Kinkade, Kenneth E. Raasch and Lightpost Publishing dated as of April 1, 1994, the Company had the right to receive 50.0% of the gross revenues received by Mr. Kinkade from third party licensing activity. The New License Agreement has superceded this arrangement.

    OWNERSHIP AND SALE OF THOMAS KINKADE GALLERY, VALLEY FAIR. On June 30, 1995, the Company purchased the Thomas Kinkade Gallery, Valley Fair from Linda
L. Raasch, spouse of Kenneth E. Raasch, who was President, Chairman and Chief Executive Officer of the Company at the time, for an aggregate purchase price of approximately $1,500,000, of which $1,200,000 was paid in the form of an 8.0% subordinated convertible promissory note due October 10, 2002. The note is convertible into Common Stock of the Company at a price of $7.25 per share. The entire principal amount of the note is due at maturity, unless converted prior to maturity. Prior to the consummation of the sale transaction, an independent appraisal of the gallery was performed and the terms of the purchase were approved by a special committee of the Board of Directors.

    LEVINE LEICHTMAN. Effective July 26, 1995, Levine Leichtman Capital Partners, L.P., ("Levine Leichtman"), a former principal stockholder of the Company, entered into a credit agreement with the Company pursuant to which Levine Leichtman purchased $8.0 million principal amount of promissory notes of the Company due June 30, 2002, $3.0 million of which was convertible into Common Stock at a conversion price of $6.25 per share, and a warrant to purchase 400,000 shares of Common Stock at $5.9375 per share exercisable until June 30, 2002. As a result, Levine Leichtman became a beneficial owner of 880,000 shares of Common Stock, making it a greater than five percent stockholder of the Company. Effective March 13, 1996, the Company entered into an agreement with Levine Leichtman for the restructuring of the $8.0 million notes held by Levine Leichtman. Under the agreement, the interest rate on the debt was raised to 13.5% effective October 1, 1995, and Levine Leichtman received a subordinated security interest in the Company's assets. Of the $8.0 million principal amount, $960,000 was convertible into Common Stock at a conversion price of $2.00 per share and $810,000 was convertible into Common Stock at a conversion price of $3.00 per share. The exercise price of Levine Leichtman's warrant for 400,000 shares of Common Stock was reduced to $2.00 per share. As a result of the restructuring agreement, Levine Leichtman became the beneficial owner of 1,150,000 shares of Common Stock. In addition, Levine Leichtman waived all defaults then existing under the credit agreement and certain financial ratios and other covenants were modified.

    Effective February 21, 1997, the Company renegotiated the credit agreement to restructure its obligation to Levine Leichtman, totaling $7.4 million after a payment of $592,500 pursuant to the restructuring. The interest rate on the debt remained at 13.5%. As part of the renegotiation, the warrant price was amended to $0.01 per share and Levine Leichtman fully exercised these warrants through a cashless exercise, resulting in the issuance of 398,693 shares of Common Stock. The conversion rights initially provided under the $3.0 million note were amended to provide that $7,500 of principal amount would be convertible into Common Stock at a conversion price of $0.01 per share, and such amount was converted into 750,000 shares of Common Stock. In addition, Levine Leichtman waived all defaults then existing under the credit agreement and certain financial ratios and other covenants were modified pursuant to the restructuring.

    On September 10, 1996, the Company entered into an Investment Monitoring Agreement with Levine Leichtman Capital Partners, Inc., an affiliate of Levine Leichtman, pursuant to which Levine Leichtman Capital Partners, Inc., agreed to monitor Levine Leichtman's investment in the Company in exchange for a monitoring fee of $12,500 per month. The agreement was terminable by the Company or Levine

Leichtman Capital Partners, Inc., upon 30 days written notice at any time from and after March 31, 1998. The Investment Monitoring Agreement was amended as of February 21, 1997 in connection with the renegotiation of the credit agreement between the Company and Levine Leichtman to provide for a reduced monthly monitoring fee of $11,500 beginning February 28, 1997. The Company's obligation to pay monthly monitoring fees to Levine Leichtman Capital Partners, Inc., terminated on July 31, 1997 as a result of the outstanding principal balance of the Company's note payable to Levine Leichtman being reduced to $5.4 million.

    In addition, the Company agreed to reimburse Levine Leichtman for up to $600,000 of any underwriting discounts and commissions relating to Levine Leichtman's sale of 700,000 shares of Common Stock in the Company's secondary offering in February 1998, notwithstanding the actual amount thereof.

    In February 1998, the Company used a portion of the net proceeds received from the secondary offering to repay its entire indebtedness to Levine Leichtman.

    OTHER AGREEMENTS WITH DIRECTORS. On April 1, 1997, the Company entered into a one-year Consulting Agreement with Michael L. Kiley, a director of the Company. Pursuant to the Consulting Agreement, Mr. Kiley agreed to act as a liaison between Thomas Kinkade and the Company and to provide various other consulting services in exchange for a fee of $6,000 per month and an option to purchase 25,000 shares of the Company's Common Stock priced at the thenfair market value of the shares. Effective August 1, 1997, the Consulting Agreement was amended to provide for consulting fees of $10,000 per month. In June 1997 and September 1997, the Company granted to Mr. Kiley options to purchase 20,000 and 30,000 shares of Common Stock, respectively, at the then-fair market value of the Common Stock. In October 1997, the Board of Directors awarded Mr. Kiley a consulting bonus of $90,000 (payable in the amount of $45,000 immediately and $45,000 in April 1998) in connection with various consulting services provided by Mr. Kiley. On June 22, 1998, the Board approved another amendment to the Consulting Agreement whereby Mr. Kiley's bonus would be tied to EPS growth of consolidated net earnings of the Company.

    In fiscal 1998, the Company paid Norman A. Nason, a director of the Company,
(i) $13,750 for serving as a member of the Compensation Committee and performing various other services; (ii) $35,000 for his services in negotiating a sale and leaseback of the Company's corporate offices in San Jose, California; and (iii) $17,600 for his services in negotiating the lease of one of the Company's warehouse facilities in San Jose, California. In addition, in September 1997, the Company granted to Mr. Nason an option to purchase 15,000 shares of Common Stock, at the fair market value on the date of grant, for his various services.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

    Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that the Company's officers, directors and more than 10% stockholders have complied with the filing requirements applicable to them, except that each of Messrs. Lackner and Nason did not timely file one statement.

                            STOCK PERFORMANCE GRAPH

    Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on a $100 investment in the Company's Common Stock against the cumulative total return of the Standard and Poor's 500 Index (S&P500) and a peer group constructed by the Company composed of Department 56, Inc., Abercrombie & Fitch co., Bombay Co., Inc., Coldwater Creek, Inc., Gap, Inc., Gucci Group, N.V., The Gymboree Corp., Starbucks Corp., Tiffany Co. and Williams-Sonoma Grande Cuisine (the "Peer Group"). In addition, the returns of the companies within the S&P500 and the Peer Group have been weighted according to their respective market capitalizations.

    Note that historic stock price performance is not necessarily indicative of future stock price performance.

                   TOTAL RETURNS--WITH DIVIDENDS REINVESTED--
                      AUGUST 2, 1994 (1) TO MARCH 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MAGI     PEER GROUPS    S&P 500
8/2/94           100           100        100
3/31/95           88            87        109
3/31/96           38           159        141
3/31/97           67           195        165
3/31/98          272           324        240

RETURNS                                                                   8/2/94       3/31/95      3/31/96      3/31/97
----------------------------------------------------------------------  -----------  -----------  -----------  -----------
MAGI..................................................................         100           88           38           67
PEER GROUP............................................................         100           87          159          195
S&P 500...............................................................         100          109          141          165

RETURNS                                                                   3/31/98
----------------------------------------------------------------------  -----------
MAGI..................................................................         272
PEER GROUP............................................................         324
S&P 500...............................................................         240

(1) The Company's initial public offering commenced on August 3, 1994. For purposes of this presentation, the Company has assumed that its initial public offering price of $7.25 would have been the closing price on August 2, 1994, the day prior to the commencement of trading.

                        SECURITY OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL STOCKHOLDERS

    The following table sets forth, as of July 23, 1998, certain information with respect to the beneficial ownership of shares of Common Stock of (i) each person known to the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (ii) each director and Named Officer, and (iii) all directors and executive officers of the Company as a group. Except as otherwise indicated below, the persons listed have advised the Company that they have sole voting and investment power with respect to the securities shown as owned by them. On the Record Date, there were 13,015,038 shares of the Company's Common Stock outstanding.

                                                           AMOUNT AND NATURE OF
                                                                BENEFICIAL        PERCENTAGE OF
NAMES AND ADDRESSES OF BENEFICIAL OWNERS(1)                    OWNERSHIP(2)           CLASS
---------------------------------------------------------  --------------------  ---------------
Kenneth E. Raasch........................................         3,660,208(3)(4)         27.7%
Thomas Kinkade...........................................         3,140,651(5)(6)         24.1%
Raymond A. Peterson......................................           121,225(7)          *
Daniel P. Byrne..........................................           101,975(8)          *
Michael L. Kiley.........................................            51,500(9)          *
Craig A. Fleming.........................................            31,750(10)         *
Norman A. Nason..........................................            20,681(11)         *
Norman T. Mahoney........................................             7,500(12)         *
W. Michael West..........................................           --                  *
Directors, director nominees and executive officers as a
  group (13 persons)(13).................................         7,778,390              57.5%

------------------------

  *   Less than one (1) percent.

 (1) All addresses are 521 Charcot Avenue, San Jose, California 95131.

 (2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities and includes shares of common stock issuable pursuant to the exercise of stock options that are immediately exercisable or exercisable within 60 days. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

 (3) The shares owned by Mr. Raasch are held by Kenneth E. Raasch and Linda Louise Raasch, as Trustees of the Raasch Family Trust, May 18, 1993.

 (4) Includes 165,517 shares of Common Shares which may be acquired upon the conversion of a $1,200,000 promissory note issued to Linda Raasch, the wife of Mr. Raasch, on June 30, 1995. Also includes 15,000 shares subject to options held by Mr. Raasch.

 (5) Does not include an option to purchase 600,000 shares of the Company's Common Stock granted as of December 3, 1997, subject to stockholder approval at the 1998 Annual Meeting of Stockholders. See "Certain Relationships and Related Transactions" on page 27.

 (6) The shares owned by Mr. Kinkade are jointly held in the names of Mr. Thomas Kinkade and Mrs. Nanette Kinkade.

 (7) Includes 93,225 shares subject to options held by Mr. Peterson.

 (8) Includes 101,225 shares subject to options held by Mr. Byrne.

 (9) Includes 51,500 shares subject to options held by Mr. Kiley.

 (10) Includes 31,750 shares subject to options held by Mr. Fleming.

 (11) Includes 20,681 shares subject to options held by Mr. Nason.

 (12) Includes 6,500 shares subject to options held by Mr. Mahoney.

 (13) Includes an aggregate of 344,581 shares subject to options held by the directors and executive officers and 165,517 shares that may be acquired beneficially by Mr. Raasch upon the conversion of a promissory note.

                     STOCKHOLDER PROPOSALS TO BE PRESENTED
                           AT THE NEXT ANNUAL MEETING

    Proposals of stockholders intended to be presented at the next Annual Meeting of Stockholders of the Company and included in the proxy statement and form of proxy for such meeting (i) must be received by the Company at its corporate offices no later than April 13, 1999, and (ii) must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's Proxy Statement for that meeting. New SEC rules regarding stockholder proposals became effective on June 29, 1998. Pursuant to these new rules, if the Company receives notice later than 45 days before the anniversary of the mailing of the proxy materials for the last annual meeting of any matter a stockholder intends to propose for a vote at the 1999 Annual Meeting of Stockholders, then a proxy solicited by the Board of Directors of the Company may be voted on such matter in the discretion of the proxy holder, without discusion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

                            SOLICITATION OF PROXIES

    The cost of soliciting proxies will be borne by the Company. In addition to soliciting stockholders by mail through its regular employees, the Company will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

                         TRANSACTION OF OTHER BUSINESS

    At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 1998 Annual Meeting of Stockholders other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the shares they represent on such matters in accordance with their best judgment.

    An annual report on Form 10-K (excluding exhibits) for the fiscal year ended March 31, 1998 is enclosed with this Proxy Statement.

                                          By Order of the Board of Directors
                                          James F. Landrum, Jr.
                                          Secretary

August 21, 1998

                                     APPENDIX A

                  MEDIA ARTS GROUP, INC. 1998 STOCK INCENTIVE PLAN

                             MEDIA ARTS GROUP, INC.



                                     1998
                               STOCK INCENTIVE PLAN

                             TABLE OF CONTENTS


ARTICLE 1   INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . .  4
ARTICLE 2   ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . .  4
2.1         Committee Composition. . . . . . . . . . . . . . . . . . . . .  4
2.2         Committee Responsibilities . . . . . . . . . . . . . . . . . .  5
ARTICLE 3   SHARES AVAILABLE FOR GRANTS. . . . . . . . . . . . . . . . . .  5
3.1         Basic Limitation . . . . . . . . . . . . . . . . . . . . . . .  5
3.2         Unused Shares Under This Plan. . . . . . . . . . . . . . . . .  5
3.3         Unused Shares Under Prior Plans. . . . . . . . . . . . . . . .  5
3.4         Dividend Equivalents . . . . . . . . . . . . . . . . . . . . .  5
ARTICLE 4   ELIGIBILITY. . . . . . . . . . . . . . . . . . . . . . . . . .  6
4.1         General Rules. . . . . . . . . . . . . . . . . . . . . . . . .  6
4.2         Outside Directors. . . . . . . . . . . . . . . . . . . . . . .  6
4.3         Incentive Stock Options. . . . . . . . . . . . . . . . . . . .  7
ARTICLE 5   OPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
5.1         Stock Option Agreement . . . . . . . . . . . . . . . . . . . .  7
5.2         Number of Shares . . . . . . . . . . . . . . . . . . . . . . .  7
5.3         Exercise Price . . . . . . . . . . . . . . . . . . . . . . . .  7
5.4         Exercisability and Term. . . . . . . . . . . . . . . . . . . .  7
5.5         Expiration . . . . . . . . . . . . . . . . . . . . . . . . . .  8
5.6         Effect of Change in Control. . . . . . . . . . . . . . . . . .  8
5.7         Modification or Assumption of Options. . . . . . . . . . . . .  8
ARTICLE 6   PAYMENT FOR OPTION SHARES. . . . . . . . . . . . . . . . . . .  8
6.1         General Rule . . . . . . . . . . . . . . . . . . . . . . . . .  9
6.2         Surrender of Stock . . . . . . . . . . . . . . . . . . . . . .  8
6.3         Exercise/Sale. . . . . . . . . . . . . . . . . . . . . . . . .  8
6.4         Exercise/Pledge. . . . . . . . . . . . . . . . . . . . . . . .  8
6.5         Promissory Note. . . . . . . . . . . . . . . . . . . . . . . .  9
6.6         Other Forms of Payment . . . . . . . . . . . . . . . . . . . .  9
ARTICLE 7   STOCK APPRECIATION RIGHTS. . . . . . . . . . . . . . . . . . .  9
7.1         SAR Agreement. . . . . . . . . . . . . . . . . . . . . . . . .  9
7.2         Number of Shares . . . . . . . . . . . . . . . . . . . . . . .  9
7.3         Exercise Price . . . . . . . . . . . . . . . . . . . . . . . .  9
7.4         Exercisability and Term. . . . . . . . . . . . . . . . . . . .  9
7.5         Effect of Change in Control. . . . . . . . . . . . . . . . . .  9
7.6         Exercise of SARs . . . . . . . . . . . . . . . . . . . . . . . 10
7.7         Modification or Assumption of SARs . . . . . . . . . . . . . . 10
ARTICLE 8   STOCK UNITS. . . . . . . . . . . . . . . . . . . . . . . . . . 10
8.1         Time, Amount and Form of Awards. . . . . . . . . . . . . . . . 10

                                   2


8.2         Vesting Conditions . . . . . . . . . . . . . . . . . . . . . . 10
8.3         Form and Time of Settlement of Stock Units . . . . . . . . . . 10
8.4         Death of Recipient . . . . . . . . . . . . . . . . . . . . . . 11
8.5         Creditors' Rights. . . . . . . . . . . . . . . . . . . . . . . 11
ARTICLE 9   VOTING AND DIVIDEND RIGHTS . . . . . . . . . . . . . . . . . . 11
9.1         Stock Units. . . . . . . . . . . . . . . . . . . . . . . . . . 11
ARTICLE 10  PROTECTION AGAINST DILUTION. . . . . . . . . . . . . . . . . . 11
10.1        Adjustments. . . . . . . . . . . . . . . . . . . . . . . . . . 11
10.2        Reorganizations. . . . . . . . . . . . . . . . . . . . . . . . 12
ARTICLE 11  AWARDS UNDER OTHER PLANS . . . . . . . . . . . . . . . . . . . 12
ARTICLE 12  PAYMENT OF DIRECTOR'S FEES IN SECURITIES . . . . . . . . . . . 12
12.1        Effective Date . . . . . . . . . . . . . . . . . . . . . . . . 12
12.2        Elections to Receive NSOs or Stock Units . . . . . . . . . . . 12
12.3        Number and Terms of NSOs or Stock Units. . . . . . . . . . . . 12
ARTICLE 13  LIMITATION ON RIGHTS . . . . . . . . . . . . . . . . . . . . . 13
13.1        Retention Rights . . . . . . . . . . . . . . . . . . . . . . . 13
13.2        Stockholders' Rights . . . . . . . . . . . . . . . . . . . . . 13
13.3        Regulatory Requirements. . . . . . . . . . . . . . . . . . . . 13
ARTICLE 14  LIMITATION ON PAYMENTS . . . . . . . . . . . . . . . . . . . . 13
14.1        Basic Rule . . . . . . . . . . . . . . . . . . . . . . . . . . 13
14.2        Reduction of Payments. . . . . . . . . . . . . . . . . . . . . 13
14.3        Overpayments and Underpayments . . . . . . . . . . . . . . . . 14
14.4        Related Corporations . . . . . . . . . . . . . . . . . . . . . 14
ARTICLE 15  WITHHOLDING TAXES. . . . . . . . . . . . . . . . . . . . . . . 14
15.1        General. . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
15.2        Sharing Withholding. . . . . . . . . . . . . . . . . . . . . . 14
ARTICLE 16  ASSIGNMENT OR TRANSFER OF AWARDS . . . . . . . . . . . . . . . 15
16.1        General. . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
ARTICLE 17  FUTURE OF THE PLAN . . . . . . . . . . . . . . . . . . . . . . 15
17.1        Term of the Plan . . . . . . . . . . . . . . . . . . . . . . . 15
17.2        Amendment or Termination . . . . . . . . . . . . . . . . . . . 15
ARTICLE 18  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 15
ARTICLE 19  EXECUTION. . . . . . . . . . . . . . . . . . . . . . . . . . . 18

                                   3

MEDIA ARTS GROUP, INC.

                       1998 STOCK INCENTIVE PLAN

                    (Adopted Effective June 22, 1998)

     ARTICLE 1.     INTRODUCTION.

     The Plan was adopted by the Board on June 22, 1998, subject to approval by the Company's stockholders at the annual meeting on September 17, 1998.

     The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Key Employees to focus on critical long-range objectives, (b) encouraging the attraction and retention of Key Employees with exceptional qualifications and (c) linking Key Employees directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for awards in the form of Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

     The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

     ARTICLE 2.    ADMINISTRATION.

     2.1 COMMITTEE COMPOSITION. The Plan shall be administered by the Committee. The Committee shall consist exclusively of directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

          (a) Such requirements as the Securities and Exchange Commission may establish for administrators acting under Plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

          (b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m) (4) (C) of the Code.

     The Board may also appoint one or more separate Committees of the Board, each composed of one or more directors of the Company who need not satisfy the foregoing requirements, who may administer the Plan with respect to Key Employees who are not considered officers or directors of the Company under
Section 16 of the Exchange Act, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.

     2.2  COMMITTEE RESPONSIBILITIES.    The Committee shall:

          (a) Select the Key Employees who are to receive Awards under the Plan;

          (b) Determine the type, number, vesting requirements and other features and Conditions of such Awards;

          (c)  Interpret the Plan; and

          (d) Make all other decisions relating to the operation of the Plan.

     The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     ARTICLE 3.  SHARES AVAILABLE FOR GRANTS.

     3.1 BASIC LIMITATION. Common Shares issued pursuant to the Plan may be authorized by unissued shares or treasury shares. The aggregate number of Stock Units, Options and SARs awarded under the Plan shall not exceed 500,000 plus the number of Common Shares that remained available for issuance under the Prior Plans at the time of the adoption of this Plan. (No additional awards shall be made under the Prior Plans after the adoption of this Plan, unless the Company's stockholders fail to approve this Plan as provided in Section 17.1.) The limitation of this Section 3.1 shall be subject to adjustment pursuant to
Article 10.

     3.2 UNUSED SHARES UNDER THIS PLAN. If Stock Units, Options or SARs are forfeited or if Options or SARs terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available for Awards under the Plan. Common Shares withheld or surrendered under Section 6.2 or 15.2 shall become available for Awards under the Plan.

     3.3  UNUSED SHARES UNDER PRIOR PLANS.   If stock units, options or SARs
granted under the Prior Plans are forfeited after the adoption of this Plan or if options or SARs granted under the Prior Plans terminate for any other reason before being exercised, but after the adoption of this Plan, then the corresponding Common Shares shall become available for Awards under this Plan.

     3.4  DIVIDEND EQUIVALENTS.   Any dividend equivalents distributed under
the Plan shall not be applied against the number of Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

     ARTICLE 4.   ELIGIBILITY.

     4.1  GENERAL RULES.   Only Key Employees (including, without limitation,
independent contractors) shall be eligible for designation as Participants by the Committee.

     4.2 OUTSIDE DIRECTORS. Any other provision of the plan notwithstanding, the participation of Outside Directors in the Plan shall be subject to the following restrictions:

          (a) Outside Directors (acting in their capacity as directors) shall receive no Awards except as described in this Section 4.2 and Article 12.

          (b) On the last business day in September of each year, each Outside Director shall receive an NSO covering 5,000 Common Shares (subject to adjustment under Article 10). Such NSO shall include an SAR exercisable only during the 30-day period following Change in Control with respect to the Company. Such NSO shall be cancelled to the extent that such SAR is exercised, and such SAR shall be cancelled to the extent that such NSO is exercised. Such SAR shall be settled only in cash and shall be subject to the same terms and conditions (including the Exercise Price and the expiration date) as the related NSO.

          (c) All NSOs granted to an Outside Director under this Section 4.2 shall be immediately exercisable on the date of grant.

          (d) The Exercise price under all NSOs granted to an Outside Director under this Section 4.2 shall be equal to 85% or more of the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in Sections 6.1, 6.2, 6.3 and 6.4.

          (e) All NSOs granted to an Outside Director under this Section 4.2 shall terminate on the earlier of:

               (i)  The tenth (10th) anniversary of the date of grant; or

              (ii) The first (1st) anniversary of the termination of such Outside Director's service for any reason.

          (f) Each Outside Director who first becomes a member of the Board after the adoption of this plan may receive, at the discretion of the Board, a one-time grant of 1,000 Stock Units (subject to adjustment under Article 10). Such Stock Units may be granted on the date when such Outside Director first joins the Board.

          (g)  All Stock Units granted to an Outside Director under this Section
     4.2 shall be settled by issuing an equal number of Common Shares to such Outside Director. The issuance shall occur on the earliest of:

               (i)   The first anniversary of the date of grant;

               (ii)  The date of Change in Control with respect to the Company;
               or

               (iii) The date of the termination of such Outside Director's service for any reason.

     4.3  INCENTIVE STOCK OPTIONS.     Only Key Employees who are common-law
employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422 (c) (6) of the Code are satisfied.

     ARTICLE 5.      OPTIONS.

     5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a cash payment or in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options.

     5.2  NUMBER OF SHARES.   Each Stock Option Agreement shall specify the
number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 10. Options granted to any Optionee in a single calendar year shall in no event cover more than 200,000 Common Shares, subject to adjustment in accordance with Article 10.

     5.3 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant and the Exercise Price under an NSO shall in no event be less than 85% of the Fair Market Value of a Common Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

     5.4 EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant.

Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. NSOs may also be awarded in combination with Stock Units and such an Award may provide that the NSOs will not be exercisable unless the related Stock Units are forfeited. Optionees may be required to comply with any timing or other restrictions with respect to settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Committee.

     5.5  EXPIRATION.

          5.5.1  ISO GRANTS.

          An ISO may not be exercised to any extent after the first to occur of the following events:

                 (a) The expiration of ten (10) years from the date the ISO was granted; or

                 (b) If the employee owned (within the meaning of Section
                     424(d) of the Code), at the time the ISO was granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary or Parent thereof, the expiration of five (5) years from the date the ISO was granted; or

                 (c) The time of the employee's termination of employment
                     unless such termination of employment results from his death, his retirement, his disability (within the meaning of Section 22(e)(3) of the Code), his voluntary termination or his being discharged not for good cause; or

                 (d) The expiration of three (3) months from the date of the employee's termination of employment by reason of his retirement, his voluntary termination or his being discharged not for good cause, unless the employee dies within said three-month period; or

                 (e) The expiration of one (1) year from the date of the
                     employee's termination of employment by reason of his disability (within the meaning of Section 22(c)(3) of the Code); or

                 (f) The expiration of one (1) year from the date of the
                     employee's death.

          5.5.2  NSO Grants to independent contractors.

          An NSO may not be exercised to any extent after the first to occur of the following events:

                 (a) The expiration of ten (10) years from the date the NSO was granted; or

                 (b) The time of the independent contractor's termination of employment unless such termination of employment results from his death, his retirement, his disability (within the meaning of Section 22(e)(3) of the Code), his voluntary termination or his being discharged not for good cause; or

                 (c) The expiration of one (1) year from the date of the
                     consultant's termination of employment by reason of his retirement, his voluntary termination or his being discharged not for good cause, unless the independent contractor dies within said one-year period; or

                 (d) The expiration of one (1) year from the date of the
                     independent contractor's termination of employment by reason of his disability (within the meaning of Section 22(e)(3) of the Code); or

                 (e) The expiration of one (1) year from the date of the
                     independent contractor's death.

          5.5.3  NSO grants to employees

          An NSO may not be exercised to any extent after the first to occur of the following events:

                 (a) The expiration of ten (10) years from the date the NSO was granted; or

                 (b) The time of the employee's termination of employment
                     unless such termination of employment results from his death, his retirement, his disability (within the meaning of Section 22(e)(3) of the Code), his voluntary termination or his being discharged not for good cause; or

                 (c) The expiration of six (6) months from the date of the
                     employee's termination of employment by reason of his retirement, his voluntary termination or his being discharged not for good cause, unless the employee dies within said six-month period; or

                 (d) The expiration of one (1) year from the date of the
                     employee's termination of employment by reason of his disability (within the meaning of Section 22(e)(3) of the Code); or

                 (e) The expiration of one (1) year from the date of the
                     employee's death.

     5.6 EFFECT OF CHANGE IN CONTROL. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

     5.7 MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such option.

     ARTICLE 6.   PAYMENT FOR OPTION SHARES.

     6.1 GENERAL RULE. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash at the time when such Common Shares are purchased, except as follows:

          (a) In the case of an ISO granted under the plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

          (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

     6.2  SURRENDER OF STOCK.   To the extent that this Section 6.2 is
applicable, payment for all or any part of the Exercise Price may be made with Common Shares which have already been owned by the Optionee for more than six months. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.

     6.3  EXERCISE/SALE.   To the extent that this Section 6.3 is applicable,
payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares in payment of all or part of the Exercise Price and any withholding taxes.

     6.4 EXERCISE/PLEDGE. To the extent that this Section 6.4 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     6.5 PROMISSORY NOTE. To the extent that this Section 6.5 is applicable, payment may be made with a full-recourse promissory note; provided that the par value of the Common Shares shall be paid in cash.

     6.6  OTHER FORMS OF PAYMENT.   To the extent that this Section 6.6 is
applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

     ARTICLE 7.   STOCK APPRECIATION RIGHTS.

     7.1  SAR AGREEMENT.   Each grant of an SAR under the Plan shall be
evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

     7.2  NUMBER OF SHARES.   Each SAR Agreement shall specify the number of
Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 10. SARs granted to any Optionee in a single calendar year shall in no event pertain to more than 200,000 Common Shares, subject to adjustment in accordance with Article 10.

     7.3  EXERCISE PRICE.   Each SAR Agreement shall specify the Exercise
Price. An SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

     7.4  EXERCISABILITY AND TERM.   Each SAR Agreement shall specify the date
when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may also be awarded in combination with Options or Stock Units, and such an Award may provide that the SARs will not be exercisable unless the related Options or Stock Units are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

     7.5 EFFECT OF CHANGE IN CONTROL. The Committee may determine, at the time of granting an SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

     7.6  EXERCISE OF SARS.   The exercise of an SAR shall be subject to the
restrictions imposed by Rule 16b-3 (or its successor) under the Exchange Act, if applicable. If, on the date when an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares,
(b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price.

     7.7  MODIFICATION OR ASSUMPTION OF SARS.   Within the limitations of the
Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercisable price. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

     ARTICLE 8.    STOCK UNITS.

     8.1  TIME, AMOUNT AND FORM OF AWARDS.   Awards under the Plan may be
granted in the form of Stock Units. Stock Units may also be awarded in combination with NSOs or SARs, and such an Award may provide that the Stock Units will be forfeited in the event that the related NSOs or SARs are exercised.

     8.2  VESTING CONDITIONS.   Each Award of Stock Units shall become vested,
in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. A Stock Award Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of making an Award or thereafter, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company.

     8.3 FORM AND TIME OF SETTLEMENT OF STOCK UNITS. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Stock or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an

Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to the Article 10.

     8.4  DEATH OF RECIPIENT.   Any Stock Units Award that becomes payable
after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

     8.5  CREDITOR'S RIGHTS.   A holder of Stock Units shall have no rights
other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Award Agreement.

     ARTICLE 9.    VOTING AND DIVIDEND RIGHTS.

     9.1 STOCK UNITS. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents, which are not paid, shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

     ARTICLE 10.   PROTECTION AGAINST DILUTION.

     10.1  ADJUSTMENTS.   In the event of a subdivision of the outstanding
Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclarification or otherwise) into a lesser number of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

          (a) The number of Options, SARs and Stock Units available for future Awards under Article 3;

          (b)   The limitations set forth in Sections 5.2 and 7.2;

          (c) The number of NSOs and Stock Units to be granted to Outside Directors under Section 4.2;

          (d) The number of Stock Units included in any prior Award which has not yet been settled;

          (e) The number of Common Shares covered by each outstanding Option and SAR; or

          (f)   The Exercise Price under each outstanding Option and SAR.

     Except as provided in this Article 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

     10.2 REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Options, SARs, and Stock Units shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

     ARTICLE 11.   AWARDS UNDER OTHER PLANS.

     The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

     ARTICLE 12.     PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

     12.1 EFFECTIVE DATE.   No provision of this Article 12 shall be effective
unless and until the Board has determined to implement such provision.

     12.2 ELECTIONS TO RECEIVE NSOS OR STOCK UNITS.   An Outside Director may
elect to receive his or her meeting fees from the Company in the form of cash, NSOs, Stock Units, or a combination thereof, as determined by the Board. Such NSOs and Stock Units shall be issued under the Plan. An election under this
Article 12 shall be filed with the Company on the prescribed form.

     12.3 NUMBER AND TERMS OF NSOS OR STOCK UNITS.   The number of NSOs or
Stock Units to be granted to Outside Directors in lieu of meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs or Stock Units shall also be determined by the Board.

     ARTICLE 13.    LIMITATION ON RIGHTS.

     13.1 RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

     13.2 STOCKHOLDERS' RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Articles 8, 9 and 10.

     13.3 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

     ARTICLE 14.   LIMITATION ON PAYMENTS.

     14.1 BASIC RULE. Any provision of the Plan to the contrary notwithstanding, in the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in Section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the Committee, at the time of making an Award under this Plan or at any time thereafter, may specify in writing that such Award shall not be so reduced and shall not be subject to this
Article 14. For purposes of this Article 14, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Section 280G of the Code.

     14.2 REDUCTION OF PAYMENTS. If the Auditors determine that any Payment would be nondeductible by the Company because of Section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 14, present value shall be determined in accordance with Section 280G (d) (4) of the Code. All determinations made by the Auditors under this Article 14 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

     14.3 OVERPAYMENTS AND UNDERPAYMENTS.   As a result of uncertainty in the
application of Section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in
Section 7872(f) (2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Section 7872(f) (2) of the Code.

     14.4 RELATED CORPORATIONS.   For purposes of this Article 14, the term
"Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 280G(d) (5) of the Code.

     ARTICLE 15.     WITHHOLDING TAXES.

     15.1 GENERAL.     To the extent required by applicable federal, state,
local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

     15.2 SHARE WITHHOLDING.     The Committee may permit a Participant to
satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions, including any restrictions required by rules of the Securities and Exchange Commission.

     ARTICLE 16.  ASSIGNMENT OR TRANSFER OF AWARDS.

     16.1 GENERAL. Except as provided in Article 15, an Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. An Option or SAR may be exercised during the lifetime of the Optionee only by him or her or by his or her guardian or legal representative. Any act in violation of this Article 16 shall be void. However, this Article 16 shall not preclude a Participant from designating a beneficiary who will receive any outstanding Awards in the event of the Participant's death, nor shall it preclude a transfer of Awards by will or by the laws of descent and distribution.

     ARTICLE 17.  FUTURE OF THE PLAN.

     17.1 TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on June 22, 1998, subject to approval by the Company's stockholders at the annual meeting on September 17, 1998. In the event that the Company's stockholders fail to approve the Plan at such meeting, the Plan and all Awards granted under the Plan shall be rescinded, but the Prior Plans shall remain in effect and available for making grants. This Plan shall remain in effect until it is terminated under Section 17.2, except that no ISOs shall be granted after June 21, 2008.

     17.2 AMENDMENT OR TERMINATION.   The Board may, at any time and for any
reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

     ARTICLE 18.  DEFINITIONS.

     18.1 "AWARD" means any award of an Option, an SAR or a Stock Unit under the Plan.

     18.2 "BOARD" means the Company's Board of Directors, as constituted from time to time.

     18.3 "CHANGE IN CONTROL" means:

     (a) That the holders of the voting securities of the Company have approved a merger of consolidation of the Company with any other entity unless:

        (i) The proposed merger or consolidation would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

      (ii) Prior to the effective date of such merge or consolidation, the Board (as constituted immediately prior to such effective date) adopts a resolution that for purposes of the Plan no Change in Control shall be occurred;

          (b) That a plan of complete liquidation of the Company has been adopted or the holders of voting securities of the Company have proved an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company's assets;

          (c) That any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act)(excluding current 15%+ stockholders), directly or indirectly, of 15% or more of the combined voting power of the Company's then outstanding shares, unless, within 30 business days after notice to the Company of such event, the Board (as constituted immediately prior to such event) adopts a resolution that for purposes of the Plan no Change in Control shall have occurred (which resolution may be revoked by the Board at any time, in which case a Change in Control shall be deemed to have occurred as of the date such revocation becomes effective);

          (d) That, during any period of two consecutive years, members who at the beginning of such period constituted the Board have ceased for any reason to constitute a majority thereof, unless the election, or nomination for election by the Company's stockholders, of each director has been approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period; or

          (e) The occurrence of any other change in control of a nature that would be required to be reported in accordance with Item 1(a) of Form 8-K pursuant to Sections 13 or 15(d) of the Exchange Act or in the Company's proxy statement in accordance with Schedule 14A of the Regulation 14A promulgated under the Exchange Act (or in any successor forms or regulations to the same effect), unless, within 30 business days after notice to the Company of such events, the Board (as constituted immediately prior to such event) adopts a resolution that for purposes of the Plan no Change in Control shall have occurred (which resolution may be revoked at any time, in which case a Change in Control shall be deemed to have occurred as of the date such revocation becomes effective).

     18.4 "CODE" means the Internal Revenue Code of 1986, as amended.

     18.5 "COMMITTEE" means a Committee of the Board, as described in Article 2.

     18.6 "COMMON SHARE" means one share of the common stock of the Company.

     18.7 "COMPANY" means Media Arts Group, Inc., a Delaware corporation.

     18.8 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     18.9 "EXERCISE PRICE," in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price, " in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

     18.10 "FAIR MARKET VALUE" means the market price of Common Shares, determined by the Committee as follows:

          (a) If the Common Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date;

           (b) If the Common Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the last transaction price quoted by the NASDAQ system for such date;

          (c) If the Common Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (d) If none of the forgoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     18.11   "ISO" means an incentive stock option described in Section 422
     (b) of the Code.

     18.12 "KEY EMPLOYEE" means (a) a common-law employee of the Company, a Parent or a Subsidiary, (b) an Outside Director and (c) a consultant or advisor who provides services to the Company, a Parent or a Subsidiary as an independent contractor. Service as an Outside Director or as an independent contractor shall be considered employment for all purposes of the Plan, except as provided in Sections 4.2 and 4.3.

     18.13 "NSO" means a stock option not described in Sections 422 and 423 of the Code.

     18.14 "OPTION" means an ISO or NSO granted under the Plan and entitling the holder to purchase one Common Share.

     18.15 "OPTIONEE" means an individual or estate that holds an Option or SAR.

     18.16 "OUTSIDE DIRECTOR" shall mean a member of the Board who is not a common-law-employee of the Company, a Parent or a Subsidiary.

     18.17 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing such date.

     18.18   "PARTICIPANT" means an individual or estate that holds an Award.

     18.19 "PLAN" means this Media Arts Group, Inc., 1998 Stock Incentive Plan, as amended from time to time.

     18.20 "PRIOR PLANS" means the Media Arts Group, Inc. Employee Stock Option Plan and Stock Option Plan for Directors.

     18.21   "SAR" means a stock appreciation right granted under the Plan.

     18.22 "SAR AGREEMENT" means the agreement between the Company and an Optionee, which contains the terms, conditions and restrictions pertaining to his or her SAR.

     18.23 "STOCK AWARD AGREEMENT" means the agreement between the Company and the recipient of a Stock Unit, which contains the terms, conditions and restrictions pertaining to such Stock Unit.

     18.24 "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee, which contains the terms, conditions and restrictions pertaining to his or her Option.

     18.25 "STOCK UNIT" means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

     18.26 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     ARTICLE 19.  EXECUTION.

     To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.


                                       MEDIA ARTS GROUP, INC.


                                       BY: _________________________

                                 APPENDIX B

    NON-QUALIFIED STOCK OPTION AGREEMENT BETWEEN MEDIA ARTS
                     GROUP, INC. AND THOMAS KINKADE

                                MEDIA ARTS GROUP, INC.
                     EMPLOYEE NONQUALIFIED STOCK OPTION AGREEMENT


          THIS NONQUALIFIED STOCK OPTION AGREEMENT (this "Agreement"), is made and entered into as of December 3, 1997 between MEDIA ARTS GROUP, INC., a Delaware corporation (the "Company"), and Thomas Kinkade ("Optionee").

          THE PARTIES AGREE AS FOLLOWS:

          1.   GRANT OF OPTION; EFFECTIVE DATE.

               1.1 GRANT. The Company hereby grants to Optionee a NONQUALIFIED stock option (the "NQO") to purchase all or any part of an aggregate of 600,000 shares (the "NQO Shares") of the Company's common stock ("Common Stock") on the terms and conditions set forth herein.

               1.2 EFFECTIVE DATE. The effective date of this NQO is December 3, 1997("Effective Date").

          2. EXERCISE PRICE. The exercise price for purchase of the shares of Common Stock covered by this NQO shall be $12.375 per share.

          3. TERM. Subject to Section 5.2, this NQO shall expire on the fifteenth anniversary of the Effective Date.

          4. ADJUSTMENT OF NQOS. The Company shall adjust the number and kind of shares and the exercise price thereof in the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, spin-off, sale of substantial assets, or other change in corporate structure affecting the Common Stock; provided, that the number of shares subject to this NQO shall always be rounded down to the nearest whole number.

          5.   EXERCISE OF OPTIONS.

               5.1 TIME OF EXERCISE. This NQO shall be exercisable with respect to 100% of the NQO Shares commencing on December 3, 1997.

               5.2 EXERCISE AFTER TERMINATION OF EMPLOYEE STATUS. In the event that Optionee ceases to be an employee of the Company or any of its subsidiaries for any reason other than death or permanent disability, this NQO may be exercised at any time within twelve (12) months after the date of termination (but in no event after the expiration date of this NQO), but not thereafter. If Optionee's termination is due to death or permanent disability, or Optionee dies or becomes disabled within the period that this NQO remains exercisable after termination, this NQO may be exercised by the Optionee in the case of disability, by the Optionee's personal representative or by the person to whom this NQO is transferred by will or the laws of descent and distribution, at any time within two years after the death or two years after the disability, as the case may be, of Optionee (but in no event after the expiration of this NQO).

               5.3 MANNER OF EXERCISE. Optionee may exercise this NQO, or any portion of this NQO, by giving written notice to the Company at its principal executive office, to the attention of the Secretary of the Company, accompanied by a copy of the Stock Purchase Agreement in substantially the form attached hereto as Exhibit 1 executed by Optionee (or at the option of the Company such other form of stock purchase agreement as shall then be acceptable to the Company), payment of the exercise price and payment of any applicable withholding taxes. The date the Company receives written notice of an exercise hereunder accompanied by payment will be considered as the date this NQO was exercised.

          Promptly after receipt of written notice of exercise of the NQO, the Company shall, without stock issue or transfer taxes to the Optionee or other person entitled to exercise, deliver to the Optionee or other person a certificate or certificates for the requisite number of Shares. The Optionee or transferee of the Optionee shall not have any privileges as a shareholder with respect to any NQO Shares covered by this NQO until the date of issuance of a stock certificate.

               5.4 PAYMENT. Payment in full, shall be made for all NQO Shares purchased at the time written notice of exercise of the NQO is given to the Company, either (i) in cash or (ii) pursuant to a loan evidenced by a promissory note; provided that the par value of the Common Stock shall be paid in cash. Proceeds of any payment shall constitute general funds of the Company. At the time of exercise of the NQO (or at such later time(s) as the Company may prescribe), the Optionee shall remit to the Company all United States federal and state withholding taxes determined by the Company to be applicable.

          6. NONASSIGNABILITY OF NQO. This NQO is not assignable or transferable by Optionee except by will, the laws of descent and distribution and to the extent approved by the Committee, pursuant to a qualified domestic relations order as defined by the Code or the rules thereunder. Except as otherwise provided in Section 5.2 in the event of an Optionee's death or disability, only the Optionee may exercise the NQO. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of this NQO in a manner not herein permitted, and any levy of execution, attachment or similar process on this NQO, shall be null and void.

          7. MARKET STANDOFF. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of the securities of the Company under the Securities Act of 1933, as amended (the "Act"), Optionee shall not sell or otherwise transfer any shares acquired upon exercise of this NQO (the "Exercised Shares") for a period of up to 365 days following the effective date of a Registration Statement filed under the Act. The Company may impose stop-transfer instructions with respect to the Exercised Shares subject to the foregoing restrictions until the end of each such 365-day period.

          8.   RESTRICTION ON ISSUANCE OF SHARES.

               8.1 LEGALITY OF ISSUANCE. The Company shall not be obligated to sell or issue any Exercised Shares pursuant to this Agreement if such sale or issuance, in the opinion of the Company and the Company's counsel, might constitute a violation by the Company of any provision of law, including without limitation the provisions of the Act.

               8.2 REGISTRATION OR QUALIFICATION OF SECURITIES. The Company may, but shall not be required to, register or qualify the sale of this NQO or any Exercised Shares under the Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the grant or exercise of this option or the issuance or sale of any Exercised Shares pursuant thereto to comply with any law.

          9. RESTRICTION ON TRANSFER. Regardless of whether the sale of the Exercised Shares has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of Exercised Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and the Company's counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law.

          10. STOCK CERTIFICATE RESTRICTIVE LEGENDS. Stock certificates evidencing Exercised Shares may bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following legends:

               "The offering and sale of the securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act"). Any transfer of such securities will be invalid unless a

          Registration Statement under the Act is in effect as to such transfer or in the opinion of counsel for the Company such registration is unnecessary in order for such transfer to comply with the Act."

               "The securities represented hereby are subject to restrictions on transfer for a period of 365 days following the effective date of a registration statement under the Act for an offering of the Company's securities as more fully provided in an agreement relating to the option to purchase such securities."

          11. INFORMATION TO OPTIONEE. During the period this NQO is outstanding, the Company shall provide Optionee on an annual or other periodic basis financial and other information regarding the Company in accordance with Rule 260.140.41.2 promulgated under the California Corporate Securities Law of 1968, if applicable.

          12. ASSIGNMENT; BINDING EFFECT. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives and successors of the parties hereto; provided, however, that Optionee may not assign any of Optionee's rights under this Agreement.

          13. DAMAGES. Optionee shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of shares which is not in conformity with the provisions of this Agreement.

          14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents. The parties agree that the exclusive jurisdiction and venue of any action with respect to this Agreement shall be in the Superior Court of California for the County of San Jose or the United States District Court for the Northern District of California, and each of the parties hereby submits to the exclusive jurisdiction and venue of such courts for the purpose of such action. The parties agree that service of process in any such action may be effected by delivery of the summons to the parties in the manner provided for delivery of notices set forth in
Section 15.

          15. NOTICES. All notices and other communications under this Agreement shall be in writing. Unless and until the Optionee is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

                    MEDIA ARTS GROUP, INC.
                    521 Charcot Avenue
                    San Jose, California  95131
                    Attn:  James F. Landrum, Jr.
                           Snr. Vice President & General Counsel

Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for the Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee's last known address as shown on the Company's books. Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received only when actually received.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                                       MEDIA ARTS GROUP, INC.


                                       By:
                                           -----------------------------------
                                           Chief Executive Officer & President


          The Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement.



                                           -----------------------------------
                                                    Thomas Kinkade


          Optionee's spouse indicates by the execution of this NONQUALIFIED Stock Option Agreement his/her consent to be bound by the terms thereof as to his/her interests, whether as community property or otherwise, if any, in the options granted hereunder, and in any Exercised Shares purchased pursuant to this Agreement.



                                           -----------------------------------
                                                   Nanette N. Kinkade

EXHIBITS

Exhibit 1 from Section 5.3 Stock Purchase Agreement

                          EXHIBIT 1 FROM SECTION 5.3 OF THE
                                MEDIA ARTS GROUP, INC.
                         NONQUALIFIED STOCK OPTION AGREEMENT


                                MEDIA ARTS GROUP, INC.
                               STOCK PURCHASE AGREEMENT

          THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of _________________, 199_, between MEDIA ARTS GROUP, INC., a California corporation doing business in the State of California under the name MAGI (the "Company"), and ___________ ("Purchaser").

          THE PARTIES AGREE AS FOLLOWS:

          1. PURCHASE OF SHARES. Pursuant to an NONQUALIFIED stock option agreement ("Option Agreement") between the parties attached hereto as Exhibit 1, the Company hereby sells to Purchaser, and Purchaser hereby buys from the Company, ______________ shares (the "Exercised Shares") of the Company's Common Stock ("Common Stock") on the terms and conditions set forth herein and in the Option Agreement, the terms and conditions of the Option Agreement being hereby incorporated into this Agreement by reference.

          2. PURCHASE PRICE. Purchaser shall purchase the Exercised Shares from the Company, and the Company shall sell the Exercised Shares to Purchaser, at a price of $_______ per share (the "Exercise Price"), for a total purchase price of $_____ (the "Purchase Price").

          3. MANNER OF PAYMENT. Purchaser shall pay the Purchase Price of the Exercised Shares in cash.

          4. STOCK CERTIFICATE RESTRICTIVE LEGENDS. Stock certificates evidencing Exercised Shares may bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including without limitation, the following legends:

               "The offering and sale of the securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act"). Any transfer of such securities will be invalid unless a Registration Statement under the Act is in effect as to such transfer or in the opinion of counsel for the Company such registration is unnecessary in order for such transfer to comply with the Act."

               "The securities represented hereby are subject to restrictions on transfer for a period of 365 days following the effective date of a registration statement under the Act for an offering of the Company's securities as more fully provided in an agreement relating to the option to purchase such securities."

          5. REPRESENTATIONS, WARRANTIES, COVENANTS, AND ACKNOWLEDGMENTS OF PURCHASER. Purchaser hereby represents, warrants, covenants, acknowledges and agrees that:

               5.1 INVESTMENT. Purchaser is acquiring the Exercised Shares for Purchaser's own account, and not for the account of any other person. Purchaser is acquiring the Exercised Shares for investment and not with a view to distribution or resale thereof except in compliance with applicable laws regulating securities.

               5.2 BUSINESS EXPERIENCE. Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company evidenced by the purchase of the Exercised Shares.

               5.3 RELATION OF COMPANY. Purchaser is presently an employee or advisor to, the Company and in such capacity has become personally familiar with the business, affairs, financial condition and results of operations of the Company.

               5.4 ACCESS TO INFORMATION. Purchaser has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial condition, and results of operations of the Company. Purchaser has had access to such financial and other information as is necessary in order for Purchaser to make a fully-informed decision as to investment in the Company by way of purchase of the Exercised Shares, and has had the opportunity to obtain any additional information necessary to verify any of such information to which Purchaser has had access.

               5.5 SPECULATIVE INVESTMENT. Purchaser's investment in the Company represented by the Exercised Shares is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part. The amount of such investment is within Purchaser's risk capital means and is not so great in relation to Purchaser's total financial resources as would jeopardize the personal financial needs of Purchaser or Purchaser's family in the event such investment were lost in whole or in part.

               5.6 REGISTRATION. Purchaser may bear the economic risk of investment for an indefinite period of time in the event the sale to Purchaser of the Exercised Shares is not registered under the Securities Act of 1933, as amended (the "Act"), and the Exercised Shares cannot be transferred by Purchaser unless such transfer is registered under the Act or an exemption from such registration is available. The Company has made no agreements or covenants to register the transfer of any of the Shares under the Act. The Company has made no representations, warranties, or covenants whatsoever as to whether any exemption from the Act, including without limitation any exemption for limited sales in routine brokers' transactions pursuant to Rule 144, will be available; if the exemption under Rule 144 is available at all, it will not be available until at least two years after payment of cash for the Exercised Shares and not then unless: (a) a public trading market then exists in the Company's common stock; (b) adequate information as to the Company's financial and other affairs and operations is then available to the public; and (c) all other terms and conditions of Rule 144 have been satisfied.

               5.7 PUBLIC TRADING. The Company has made no representation, covenant or agreement as to whether there will continue to be a public market for its Common Stock.

               5.8 TAX ADVICE. The Company has made no warranties or representations to Purchaser with respect to the income tax consequences of the transactions contemplated by this Agreement or the Option Agreement and Purchaser is in no manner relying on the Company or its representatives for an assessment of such tax consequences.

          6. BINDING EFFECT. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors and assigns of the parties hereto.

          7. TAXES. The Company may require Purchaser to pay to the Company, any applicable withholding taxes resulting from the purchase of Exercised Shares hereunder or from the lapse of any restrictions imposed on the Exercised Shares.

          8. DAMAGES. Purchaser shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of Exercised Shares which is not in conformity with the provisions of this Agreement.

          9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents. The parties agree that the exclusive jurisdiction and venue of any action with respect to this Agreement shall be in the Superior Court of California for the County of San Jose or the United States District Court for the Northern District of California, and each of the parties hereby submits to the exclusive jurisdiction and venue of such courts for the purpose of such action. The parties agree that service of process in any such action may be effected by delivery of the summons to the parties in the manner provided for delivery of notices set forth in Section 10.

          10. NOTICES. All notices and other communications under this Agreement shall be in writing. Unless and until Purchaser is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

                    MEDIA ARTS GROUP, INC.
                    521 Charcot Ave.
                    San Jose, California  95131
                    Attn: James F. Landrum, Jr.
                          Snr. Vice President & General Counsel

Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for Purchaser and related to this Agreement, if not delivered by hand, shall be mailed to Purchaser's last known address as shown on the Company's books. Notices and communications shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received only when actually received.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       MEDIA ARTS GROUP, INC.


                                       By
                                          ------------------------------------
                                       Title
                                             ---------------------------------


          Purchaser hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement.



                                           -----------------------------------


          Purchaser's spouse indicates by the execution of this Agreement her consent to be bound by the terms herein as to her interests, whether as community property or otherwise, if any, in the Exercised Shares hereby purchased.



                                           -----------------------------------
                                           Purchaser's Spouse


EXHIBITS

Exhibit 1 from Section 1           Option Agreement

                             APPENDIX C
                         MEDIA ARTS GROUP, INC.
               EMPLOYEE QUALIFIED STOCK PURCHASE PLAN

                        MEDIA ARTS GROUP, INC.
                EMPLOYEE QUALIFIED STOCK PURCHASE PLAN


     Media Arts Group, Inc., a Delaware corporation (the "Company"), hereby adopts this Employee Qualified Stock Purchase Plan (the "Q.S.P. Plan").

     1. PURPOSE. The purpose of the Q.S.P. Plan is to assist employees of the Company in acquiring stock ownership interests in the Company, pursuant to a plan which qualifies as an "employee stock purchase plan" under Code
Section 423 of the Internal Revenue Code of 1986, as amended. The Q.S.P. Plan is intended to help employees provide for their future security, and to encourage then to remain in the employ of the Company.

     2. DEFINITIONS. Whenever one of the following terms is used in the Q.S.P. Plan with the first letter or letters capitalized, it shall have the following meaning, unless the context clearly indicates to the contrary (such definitions to be equally applicable to the singular and plural forms of the terms defined):

          (a) "Administrator" shall mean the Company, acting through its chief executive officer or his or her delegate.

          (b) "Authorization Card" shall mean the form prescribed by the Administrator, which shall include a form of stock purchase agreement pursuant to which an Eligible Employee shall purchase shares of Stock under the Q.S.P. Plan and a form of payroll deduction authorization pursuant to which such Eligible Employee shall authorize the Company to deduct such Eligible Employee's contributions under the Q.S.P. Plan.

          (c) "Base Pay" shall mean gross pay payable to an Employee on each Payday as cash compensation for services to the Company, including any amounts by which such pay is reduced under any plan which is sponsored by the Company and which is a cash or deferred salary reduction profit sharing plan qualified under Section 401(a) and 401(k) of the Code, a nonqualified deferred compensation plan or cafeteria plan intended to qualify under Section 125 of the Code, but excluding overtime payments, sales commissions, incentive compensation, bonuses, and other special-payments, except to the extent that the inclusion of any such item is specifically designated by the Administrator.

          (d) "Board of Directors" shall mean the Board of Directors of the Company.

          (e)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (f) "Company" shall mean Media Arts Group, Inc., a Delaware corporation.

          (g) "Eligible Employee" shall mean any Employee who satisfies the requirements of Section 4.

          (h) "Employee" shall mean any person who renders services to the Company in the status of an employee within the meaning of Code Section 3121(d). "Employee" shall not include any director of the Company who does not render services to the Company in the status of an employee within the meaning of Code Section 3121(d).

          (i) "Enrollment Period" shall mean the two week period preceding each Offering Period determined in accordance with Subsection 6(b).

          (j)  "Offering Period" shall mean each six month period as provided in
Section 5. Options shall be granted on the first day of an Offering Period and exercised on the last day of Offering Period, as provided in Section 8.

          (k) "Option" shall mean an option granted to an Eligible Employee to purchase shares of Stock under the Q.S.P. Plan.

          (l) "Option Price" shall mean the per share exercise price of shares of Stock to be purchased pursuant to an Option, as provided in Section 9.

          (m) "Parent Corporation" shall mean any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company own stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (n) "Payday" of an Employee shall mean the regular and recurring established day for payment of cash compensation to Employees in the same classification or position.

          (o) "Q.S.P. Plan" shall mean the Media Arts Group, Inc. Employee Qualified Stock Purchase Plan.

          (p) "Subsidiary Corporation" shall mean any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (q) "Stock" shall mean the shares of the Company's Common Stock, $.01 par value.

     3.   STOCK SUBJECT TO THE Q.S.P. PLAN.

          (a) Subject to Section 14, the shares of Stock which may be sold pursuant to Options granted under the Q.S.P. Plan shall not exceed 125,000 shares.

          (b) The Company shall reserve for issuance under the Q.S.P. Plan 125,000 shares of either the Company's authorized but unissued Stock or Stock held in the Company's treasury.

          (c) Any adjustment to the number of shares of Stock reserved for issuance under the Q.S.P. Plan shall be made only in accordance with Sections 14 (relating to recapitalization) and 17 (relating to amendments of the Q.S.P.
Plan).

     4. ELIGIBILITY. Each Employee of the Company who on the first day of any Enrollment Period:

          (a)  has been employed by the Company for not less than one (1) year;

          (b) is customarily employed by the Company for more than twenty (20) hours per week; and

          (c) is customarily employed by the Company for more than five (5) months per calendar year,

shall become an Eligible Employee on such day.

     5.   OFFERING PERIODS.   Options shall be granted under the Q.S.P. Plan in
successive six month Offering Periods, commencing on July 1 and January 1 of each year, until the earlier of the maximum number of shares subject to sale pursuant to Options have been sold, or the Q.S.P. Plan is terminated. The First Offering Period shall commence on July 1, 1998.

     6.   PARTICIPATION IN THE Q.S.P. PLAN.

          (a) Each Eligible Employee may elect to participate in the Q.S.P. Plan for an Offering Period by submitting to the Administrator a completed and executed Authorization Card in accordance with subsection (b). An Eligible Employee who elects to participate in the Q.S.P. Plan for an Offering Period shall elect on such Authorization Card a whole percentage of Base Pay (such percentage not to exceed 10% of Base Pay) to be withheld by payroll deduction, which upon the exercise of the Option granted to such Eligible Employee with respect to such Offering Period, shall be contributed to the Company as payment for shares of Stock purchased pursuant to the Option.

          (b) The Authorization Card must be submitted to the Administrator during the two-week period commencing one month prior to the first day of the Offering Period and ending two weeks prior to the first day of the Offering Period in order to participate in the Q.S.P. Plan during such Offering Period.

          (c) Except as otherwise provided in subsection (b) and Section 11, an Employee's Authorization Card shall operate with respect to each Offering Period commencing after delivery of the Authorization Card to the Administrator for which such Employee is an Eligible Employee.

     7.   PAYROLL DEDUCTIONS.

          (a) Cash compensation payable to an Eligible Employee who elects to participate in the Q.S.P. Plan for an Offering Period shall be reduced each Payday through payroll deductions by an amount equal to the whole percentage of Base Pay payable on such Payday elected by the Eligible Employee under Section 6.

          (b) The amount of each Eligible Employee's payroll deduction shall be held by the Company and credited to an account established for such Eligible Employee. The Company shall not pay any interest on the funds credited to an Eligible Employee's account under the Q.S.P. Plan.

          (c) An Eligible Employee participating in the Q.S.P. Plan may change his or her payroll deduction percentage for any Offering Period by submitting a new Authorization Card to the Administrator during the Enrollment Period for such Offering Period. Such change in payroll deduction percentage shall become effective on the first day of the Offering Period.

          (d) During a leave of absence from the Company which is approved by the Company and which meets the requirements of Treasury Regulation Section 1.421-7(h)(2), an Eligible Employee may continue to participate in the Q.S.P. Plan by making cash payments to the Company on each Payday equal to the dollar amount of the payroll deduction made for such Eligible Employee for the Payday next preceding the first day of such Eligible Employee's leave of absence.

     8.   GRANT OF OPTIONS; EXERCISE OF OPTIONS.

          (a) Each Eligible Employee participating in the Q.S.P. Plan shall be granted an option on the first day of the Offering Period for each Offering Period for which such Eligible Employee elects to participate. The term of each Option shall end on the last day of the Offering Period for which the Option is granted, and such Option shall expire immediately thereafter. The number of shares of Stock subject to each Option shall be the quotient of the total payroll deductions made for the Eligible Employee during the Offering Period, divided by the Option Price, excluding fractional shares of Stock; provided, however, that the number of shares of Stock subject to each Option shall not exceed 250 shares.

          (b) Except as otherwise provided in subsection (c), each Eligible Employee participating in the Q.S.P. Plan shall be deemed to have exercised his or her Option on the last day of the Offering Period, to the extent that the balance of payroll deductions credited to such Eligible Employee's account under the Q.S.P. Plan is sufficient to purchase, at the Option Price, whole shares of Stock. No fractional shares of Stock shall be purchased upon the exercise of the Option and any funds credited to such Eligible Employee's account, remaining after the purchase of whole shares of Stock upon exercise of an option, shall remain credited to such Eligible Employee's account and carried forward for purchase of shares of Stock pursuant to the Option, if any, granted to such Eligible Employee for the next following Offering Period.

          (c) An Eligible Employee's Option shall not be exercised on the last day of the Offering Period if such Eligible Employee instructs the Administrator in writing at least two weeks prior to the last day of the Offering Period that such Option is not to be exercised. As soon as practicable after receipt of such instruction, the Administrator shall pay to such Eligible

Employee in cash in one lump sum the balance of payroll deductions credited to such Eligible Employee's account under the Q.S.P. Plan, without the payment of any interest thereon.

          (d) If the total number of shares of Stock for which options are to be exercised on any date exceeds the number of shares remaining unsold under the Q.S.P. Plan (after deduction of all shares for which Options have theretofore been exercised), the Administrator shall make a pro rata allocation of the available remaining shares in as nearly a uniform manner as shall be practicable and any balance of payroll deductions credited to the accounts of Eligible Employees which have not been applied to the purchase of shares of Stock shall be paid to such Eligible Employees in cash in one lump sum as soon as practicable, without payment of any interest thereon.

          (e) Notwithstanding any provision in this Section to the contrary, an Eligible Employee shall not be granted an Option:

               (i) if, immediately after the Option is granted, such Employee would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, any Parent Corporation or any Subsidiary Corporation. For purposes of determining stock ownership under this paragraph, the rules of Code Section 425(d) shall apply and stock which an Eligible Employee may purchase under outstanding options held by such Eligible Employee shall be treated as stock owned by such Eligible Employee; or

               (ii) which permits such Eligible Employee's rights to purchase stock under all employee stock purchase plans of the Company, any Parent Corporation or any Subsidiary Corporation, which qualify under Code Section 423, to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. For purpose of the limitations imposed by this paragraph, the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year, the right to purchase stock under an option accrues at the rate provided in the option (but in no case may such rate exceed $25,000 of fair market value of such stock determined at the time such option is granted for any one calendar year), and a right to purchase stock which has accrued under the option may not be carried over to any other option.

     9.   OPTION PRICE.

          (a) The per share exercise price of each option (the "Option Price") shall be an amount equal to the lesser of:

               (i) 85% of the fair market value of a share of Stock on the date the Option is granted (the first day of the Offering Period); or

               (ii) 85% of the fair market value of a share of the Stock on the date such option is exercised (the last day of the Offering Period).

             (iii) For purposes of subsection (a), the fair market value of a share of Stock as of a given date shall be:

          (b) the closing price of a share of Stock on the principal exchange on which shares of Stock are then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred;

               (i) if such Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the last sales price (if the Stock is then listed as a National Market issue under the NASD National Market System) or the mean between the closing representative bid and asked prices (in all other cases) for the Stock of such date as reported by NASDAQ or a successor quotation system;

               (ii) if such Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Stock on such date as determined in good faith by the Committee; or

               (iii) if the Stock is not publicly traded, the fair market value established by the Administrator acting in good faith.

     10.  ISSUANCE OF CERTIFICATES.

          (a) The Administrator shall, as soon as practicable after the exercise of any Option, instruct the Company's transfer agent to deliver to the Eligible Employee exercising the Option a certificate evidencing the whole shares of Stock purchased by such Eligible Employee under the Q.S.P. Plan from funds credited to such Eligible Employee's account.

          (b) In the event the Administrator is required to obtain authority to issue certificates for any shares of Stock purchased by an Eligible Employee under the Q.S.P. Plan from any commissioner or agency, the Administrator will seek to obtain such authority. If the Administrator in unable, after reasonable efforts, to obtain such authority, the Administrator and the Company shall be relieved from all liability and shall pay to each such Eligible Employee the balance of payroll deductions credited to each such Eligible Employee's account under the Q.S.P. Plan in cash in one lump sum as soon as practicable, without the payment of any interest thereon.

     11.  CESSATION OF PARTICIPATION.

          (a) Except as otherwise provided in Subsection 7(d), an Eligible Employee shall cease to participate in the Q.S.P. Plan in the event that:

               (i) the Administrator receives written instructions from the Eligible Employee to terminate such Eligible Employee's participation in the Q.S.P. Plan;

               (ii) the Eligible Employee resigns or is discharged from employment by the Company, or has a leave of absence from the Company; or

              (iii) the Employee dies.

          (b) Upon cessation of participation by an Eligible Employee, such Eligible Employee's payroll deductions shall cease. If such cessation of participation occurs during the last two weeks of an Offering Period, such Eligible Employee's Option shall be exercised on the last day of the Offering Period in accordance with Section 8(b). Upon cessation of participation at any other time, any balance of payroll deductions credited to such Eligible Employee's account under the Q.S.P. Plan shall be paid to the Employee in cash in one lump sum as soon as practicable after cessation of participation, without payment of any interest thereon.

          (c) An Eligible Employee shall not be eligible to participate in the Q.S.P. Plan during the Offering Period which immediately follows the Offering Period during which such Employee voluntarily terminated participation in the Q.S.P. Plan under paragraph (a)(i).

     12. TRANSFER OF OPTION. Options granted pursuant to the Q.S.P. Plan shall not be transferable by an Eligible Employee, other than by will or the laws of descent and distribution, and shall be exercisable during the Eligible Employee's lifetime only by such Eligible Employee.

     13. BENEFICIARY. Each Eligible Employee shall designate on his or her Authorization Card a beneficiary or beneficiaries and may, without such beneficiaries consent, change such designation. Any designation shall be effective only after it is received by the Administrator and shall be controlling over any disposition by will or otherwise. Upon the death of an Eligible Employee, the balance of payroll deductions credited to such Eligible Employee's account shall be paid or distributed to the designated beneficiary or beneficiaries, or in the absence of such designation, to the executor or administrator of the Eligible Employee's estate, and in either event the Administrator and the Company shall not be under any further liability to anyone.

     14. RECAPITALIZATION. If there shall be any change in the Stock subject to the Q.S.P. Plan or the Stock subject to any Option, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of 2% of the fair market value of the Stock) or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Administrator to the aggregate number of shares subject to the Q.S.P. Plan and the number of shares and the price per share subject to outstanding Options in order to preserve, but not to increase, the benefits of the Eligible Employees hereunder; provided, however, that subject to any required action by the stockholders, if the Company shall not be the surviving corporation in any such merger, consolidation or reorganization, every Option outstanding shall terminate, unless the surviving corporation shall (subject to applicable provisions of the Code) issue a new option therefor or assume (with appropriate changes) the existing Option. If the Option shall terminate by reason of such merger, consolidation, or reorganization, then any provision herein to the contrary notwithstanding, any option held by an Eligible Employee may be exercised, in whole or in part, by such Eligible Employee at any time prior to or concurrently with consummation of such merger, consolidation or reorganization.

     15. RIGHTS AS A STOCKHOLDER. An Eligible Employee shall have no rights as a stockholder with respect to any shares of Stock covered by Options until the date of the issuance of a certificate for such shares of Stock. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such certificate is issued, except as otherwise expressly provided herein.

     16.  COSTS; INDEMNIFICATIONS.

          (a) All costs and expenses incurred in administering the Q.S.P. Plan shall be paid by the Company.

          (b) In addition to such other rights of indemnification as the Administrator may have as a director or officer of the Company, the Company shall indemnify and hold the Administrator harmless against any and all liability, loss, costs, damages, attorneys' fees and other expenses the Administrator may sustain or incur in connection with administration of the Q.S.P. Plan, except for liability, loss, costs, damages, attorneys' fees and other expenses caused by the negligence of the Administrator or his agent; provided, that within 60 days after the institution of any action, suit or proceeding the Administrator shall in writing offer the Company the opportunity to handle, prosecute or defend the same, at the Company's own expense. The Administrator shall have the right, but not the obligation, to adjust, settle, or compromise any claim, obligation, debt, demand, suit or judgment against the Administrator, and if such settlement is approved by independent legal counsel selected by the Company then the Company shall reimburse the Administrator for all sums of money the Administrator may pay or become liable to pay against which the Administrator is indemnified hereunder.

     17.  AMENDMENT OR TERMINATION OF THE Q.S.P. PLAN.  The Board of
Directors may at any time, with respect to any shares of Stock not then subject to Options suspend or terminate the Q.S.P. Plan, and may amend the Q.S.P. Plan from time to time as the Board of Directors may deem advisable; provided, however, that except as provided in Section 14 hereof, the Board of Directors shall not amend the Q.S.P. Plan in the following respects without the affirmative vote of approval by a majority of the outstanding shares of Stock of the Company:

          (a) To increase the maximum number of shares of Stock subject to the Q.S.P. Plan;

          (b) To change the designation or class of employees eligible to receive Options under the Q.S.P. Plan; or

          (c) In any manner which would cause the Q.S.P. Plan to no longer be an employee stock purchase plan under Code Section 423.

     18. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options shall be deposited in the account of the general corporate funds of the Company.

     19. APPROVAL OF STOCKHOLDERS. The Q.S.P. Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. Options may be granted prior to such stockholder approval, provided that such options shall not be exercisable prior to the time when the Q.S.P. Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all options previously granted under the Plan shall thereupon be canceled and become null and void..

     20. NO RIGHTS AS AN EMPLOYEE. Nothing in the Q.S.P. Plan shall be construed to give any person the right to remain in the employ of the Company or to affect the right of the Company to terminate the employment of any person at any time with or without cause.

     21. TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Q.S.P. Plan.

     22.  CONFORMITY TO SECURITIES LAWS.   The Plan is intended to conform
to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Q.S.P. Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                                     * * * * *

     I hereby certify that the foregoing Q.S.P. Plan was adopted by the Board of Directors of Media Arts Group, Inc. on this _______ day of ______________, 1998.


                               ------------------------------------------------
                               Name:
                               Title:

     I hereby certify that the foregoing Q.S.P. Plan was duly approved by affirmative vote of a majority of the outstanding shares of Stock of the Company at the Annual Meeting of Stockholders of Media Arts Group, Inc. on ____________________, 1998.

     Executed on this _____ day of ___________________, 1998.


                            --------------------------------------------------
                            Name:
                            Title:

                                   APPENDIX D

                             ARTICLE FOURTH OF THE
               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                           OF MEDIA ARTS GROUP, INC.


          FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 80,000,000 shares of Common Stock, each having a par value of one penny ($.01), and 1,000,000 shares of Preferred Stock, each having a par value of one ($.01).

          The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series and as may be permitted by the GCL, including, without limitation , the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non- cumulative) at such rates, on such conditions, and at such times, and payable in preference to or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; and/or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.

                           MEDIA ARTS GROUP, INC.
                   521 CHARCOT AVENUE, SAN JOSE, CA  95131

                             PRELIMINARY COPIES


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James F. Landrum, Jr. and Greg H.L. Nash (the "Proxies"), and each of them, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote as designated below, all the shares of Common Stock of Media Arts Group, Inc. (the "Company") held of record by the undersigned on July 23, 1998, at the Annual Meeting of Stockholders to be held on September 17, 1998 or any adjournment or postponement thereof.

                            -FOLD AND DETACH HERE-

Please mark your votes as /X/ indicated in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 4, 5 AND 6.

Item 1 ELECTION OF DIRECTORS - To elect the following directors as directors of the Company to hold office for one year terms or until their successors are elected and qualified.

                               FOR             WITHHELD

Kenneth E. Raasch              /  /              /  /

Thomas Kinkade                 /  /              /  /

Michael L. Kiley               /  /              /  /

Norman T. Mahoney              /  /              /  /

Norman A. Nason                /  /              /  /

W. Michael West                /  /              /  /


Item 2  To approve the adoption of the Company's 1998 Stock Incentive Plan.

        FOR  /  /     AGAINST  /  /     ABSTAIN  /  /


Item 3 To approve the grant of an option to purchase 600,000 shares of Common Stock to Thomas Kinkade

        FOR  /  /     AGAINST  /  /     ABSTAIN  /  /


Item 4  To approve the Company's Employee Qualified Stock Purchase Plan

        FOR  /  /     AGAINST  /  /     ABSTAIN  /  /


Item 5 To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 80,000,000.

        FOR  /  /     AGAINST  /  /     ABSTAIN  /  /


Item 6 To ratify the appointment of Pricewaterhouse Coopers LLP as the independent public accountants of the Company for the fiscal year ending March 31, 1999.

        FOR  /  /     AGAINST  /  /     ABSTAIN  /  /


Item 7 In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.


This Proxy when properly executed will be voted in the manner herein by the undersigned stockholder. If no direction is made, the Proxy will be voted for Proposals 1, 2, 3, 4, 5 and 6. Please sign exactly as your name appears on your stock certificates. When shares are held by joint tenants, both should sign. When signing as an attorney, as executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name, by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature
          ------------------------------------------------

Signature if held jointly
                          --------------------------------
Dated: ___________, 1998


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                               -FOLD AND DETACH HERE-